SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

          PRE-EFFECTIVE AMENDMENT NO.  __                                    [_]

          POST-EFFECTIVE AMENDMENT NO. __                                    [ ]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

          AMENDMENT NO. __                                                   [_]

--------------------------------------------------------------------------------



                  SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

--------------------------------------------------------------------------------

                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

--------------------------------------------------------------------------------

                 REGISTRANT'S TELEPHONE NUMBER: 212-850-1864 OR
                             TOLL FREE: 800-221-2450

--------------------------------------------------------------------------------

                           THOMAS G. ROSE, TREASURER,
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

--------------------------------------------------------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[_] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)       [_] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)


[_] ON (DATE) PURSUANT TO PARAGRAPH (B)                     [_] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)


[_] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)       [_] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                     PART A


                                    SELIGMAN
                             TIME HORIZON/HARVESTER
                                  SERIES, INC.


                                   PROSPECTUS

                                     , 1999
                                   ----------

                          SELIGMAN TIME HORIZON 30 FUND
                         SELIGMAN TIME HORIZON 20 FUND
                         SELIGMAN TIME HORIZON 10 FUND
                             SELIGMAN HARVESTER FUND



The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if these Funds are suitable for you.






                                   managed by

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864


Seligman Time Horizon/Harvester Series, Inc. is based on two processes developed by J. & W. Seligman & Co. Incorporated: Seligman Time Horizon MatrixSM, an asset allocation strategy, and Seligman HarvesterSM, a combined income-withdrawal and asset allocation strategy. Seligman Time Horizon Matrix and Seligman Harvester are proprietary service marks of Seligman Advisors, Inc. Patent pending on the business methodologies and apparatus for implementing the Seligman Harvester Risk Management System.

Table of Contents

THE FUNDS
     Overview    3
     Investment Objectives and Asset Allocation Strategies of the Funds     3
     Principal Strategies of the Funds     4
     Principal Risks of the Funds     11
     Past Performance of the Funds     12
     Fees and Expenses of the Funds     12
     Examples of Each Fund's Expenses     17
     Management of the Funds     18

THE UNDERLYING FUNDS
     Investment Objectives and Principal Strategies of the Underlying Funds   19
     Principal Risks of the Underlying Funds     21
     Fees and Expenses of the Underlying Funds     25

YEAR 2000     26

SHAREHOLDER INFORMATION
     Deciding Which Class of Shares to Buy     27
     How CDSCs are Calculated     29
     Pricing of Fund Shares     30
     Opening Your Account     30
     How to Buy Additional Shares     31
     How to Exchange Shares Among the Seligman Mutual Funds     32
     How to Sell Shares     32
     Important Policies That May Affect Your Account     33
     Telephone Services     34
     Reinstatement Privilege     35
     Dividends and Capital Gain Distributions     35
     Taxes     36

APPENDIX A

APPENDIX B

APPENDIX C

FOR MORE INFORMATION     back cover

TIMES CHANGE ... VALUES ENDURE

THE FUNDS

OVERVIEW

J. & W. Seligman & Co. Incorporated (the "Manager") serves as the investment manager to the Seligman Time Horizon/Harvester Series (the "Series"), an asset allocation Series containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund (collectively "the Funds"). The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. Each of the Time Horizon Funds is named in accordance with an investor's "time-horizon" for the achievement of one or more investment goals. The Harvester Fund is designed for investors who are seeking to generate an income stream from their capital. An investor may choose to invest in one or more of the Funds based on individual investment goals, investment time horizons, risk tolerance, and financial circumstances.

Each Fund seeks to achieve its objectives by investing in a combination of mutual funds for which the Manager either now acts or in the future will act as investment manager (the "Underlying Funds"). The Funds may also invest directly in US Government securities and high-quality, short-term instruments. Because each Fund will invest a substantial portion of its assets in the Underlying Funds, each Fund's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of a Fund to realize its investment objective(s) will depend upon the extent to which the Underlying Funds realize their objectives.

The investment objective(s) and policies of the Funds are similar to the investment objective(s) and policies of certain other mutual funds managed by the Manager. Although the investment objective(s) and policies may be similar, the investment results of the Funds may be higher or lower than the results of these other mutual funds.

INVESTMENT OBJECTIVES AND ASSET ALLOCATION STRATEGIES OF THE FUNDS

The table below provides an overview of each Fund's investment objective(s) and asset allocation strategy. A more complete description of each Fund's asset allocation strategy is provided under "Principal Strategies of the Funds."

                FUND                          INVESTMENT OBJECTIVE(S)              ASSET ALLOCATION STRATEGY
-------------------------------------------- ---------------------------------- ---------------------------------------
                                                                                Under normal conditions,
                                                                                this Fund invests in
                                                                                Underlying Funds to
                                                                                produce a portfolio that
                                                                                primarily invests in:

TIME HORIZON 30 FUND - INTENDED              Long-term capital                  Domestic and international
FOR INVESTORS WITH LONG-TERM                 appreciation.                      equity securities weighted
FINANCIAL GOALS (I.E.,                                                          toward small- and
APPROXIMATELY 30 YEARS AWAY).                                                   medium-capitalization and
                                                                                aggressive growth companies.

                FUND                          INVESTMENT OBJECTIVE(S)              ASSET ALLOCATION STRATEGY
-------------------------------------------- ---------------------------------- ---------------------------------------
                                                                                Under normal conditions,
                                                                                this Fund invests in
                                                                                Underlying Funds to
                                                                                produce a portfolio that
                                                                                primarily invests in:

TIME HORIZON 20 FUND - INTENDED FOR          Long-term capital                  Growth-oriented domestic and
INVESTORS WITH LONG-TERM FINANCIAL           appreciation.                      international equity
GOALS (I.E., APPROXIMATELY 20 YEARS                                             securities, with a more even
AWAY).                                                                          weighting among small-,
                                                                                medium-, and
                                                                                large-capitalization
                                                                                companies  than the Time
                                                                                Horizon 30 Fund.

TIME HORIZON 10 FUND - INTENDED FOR          Capital appreciation.              Small-, medium-, and
INVESTORS WITH INTERMEDIATE-TERM                                                large-capitalization domestic
FINANCIAL GOALS (I.E.,                                                          and international equity
APPROXIMATELY 10 YEARS AWAY).                                                   securities as well as
                                                                                fixed-income securities.

HARVESTER FUND - INTENDED FOR                Capital appreciation and           Medium- and
INVESTORS WHO SEEK AN INCOME STREAM          preservation of capital            large-capitalization and
FROM THEIR CAPITAL.                          with current income and            dividend-producing equity
                                             growth of income.                  securities supplemented by a
                                                                                larger allocation of
                                                                                fixed-income securities and
                                                                                cash and cash equivalents than
                                                                                the Time Horizon 10 Fund.

PRINCIPAL STRATEGIES OF THE FUNDS

Investments in Underlying Funds

Each Fund seeks to achieve its investment objective(s) by investing a certain percentage of its assets in the Underlying Funds (which are described under the section of this Prospectus titled "The Underlying Funds"), US Government securities and short-term instruments. The table below illustrates the current allocation targets and ranges for each Fund under normal conditions. The Underlying Funds are grouped below into three broad categories: Domestic Equity Funds, Global Equity Funds and Fixed Income Funds. Within each category, the ordering of the Underlying Funds begins with the most aggressively managed and concludes with the most conservatively managed. For information about the investment objectives, strategies and risks of each Underlying Fund, see "The Underlying Funds." These allocation targets and ranges are based on asset allocation strategies developed by the Manager. The strategies are known as Seligman Time Horizon Matrix and Seligman Harvester. Following the table is a series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies.

                                                   TIME           TIME           TIME
                                                  HORIZON        HORIZON        HORIZON      HARVESTER
       UNDERLYING FUND                            30 FUND        20 FUND        10 FUND         FUND
------------------------------- -------------- -------------- -------------- -------------- -------------
DOMESTIC EQUITY FUNDS
---------------------
Seligman Frontier Fund          Target:             3%             3%             3%
                                Range:             2%-4%          2%-4%          2%-4%

Seligman Small-Cap Value Fund   Target:             13%            12%            6%
                                Range:            10%-16%        10%-14%         4%-8%

Seligman Communications and     Target:             16%            10%            10%
Information Fund                Range:            13%-19%        8%-12%         8%-12%

Seligman Capital Fund           Target:             22%            20%            20%           10%
                                Range:            18%-26%        16%-24%        16%-24%        8%-12%

Seligman Growth Fund            Target:             3%             9%             9%             9%
                                Range:             2%-4%         7%-11%         7%-11%         7%-11%

Seligman Large-Cap Value Fund   Target:             3%             9%             9%             9%
                                Range:             2%-4%         7%-11%         7%-11%         7%-11%

Seligman Common Stock Fund      Target:                                                         15%
                                Range:                                                        12%-18%

GLOBAL EQUITY FUNDS
-------------------
Seligman Henderson Emerging     Target:             10%            10%            5%
Markets Growth Fund             Range:            8%-12%         8%-12%          4%-6%

Seligman Henderson Global       Target:             25%            17%            8%
Smaller Companies Fund          Range:            21%-29%        14%-20%        6%-10%

Seligman Henderson Global       Target:                                                          5%
Growth Opportunities Fund       Range:                                                        4%-6%

Seligman Henderson              Target:             5%             10%            10%           12%
International Fund              Range:             4%-6%         8%-12%         8%-12%        10%-14%

FIXED INCOME FUNDS
------------------
Seligman High-Yield Bond        Target:                                           15%           30%
Series                          Range:                                          12%-18%       25%-35%

Seligman U.S. Government        Target:                                           5%            10%
Securities Series/Seligman      Range:                                           4%-6%         8%-12%
Cash Management Fund


Q: WHAT IS SELIGMAN TIME HORIZON MATRIX?

Seligman Time Horizon Matrix is an asset allocation strategy designed for investors seeking to manage market risk and build wealth over time. It is based on historical performance of various asset classes from 1950 through 1998 and is updated annually. Through its systematic investment approach to meeting financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time the market and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time the markets successfully.

Q:  WHAT IS SELIGMAN HARVESTER?

Seligman Harvester (which is incorporated in Seligman Time Horizon Matrix) is an income-withdrawal and asset allocation strategy designed for investors who seek current income as well as growth of income and capital. This strategy is for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, when the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to adjust your withdrawals and asset allocation to reduce such risks. The purchase of Seligman Harvester Fund, however, will not automatically implement the withdrawal component of the strategy, which is based on an analysis that includes an individual investor's spending needs, sources of income and tax considerations. The Manager recommends that an investor interested in developing a Seligman Harvester withdrawal strategy consult a financial advisor.

Q:  HOW WAS SELIGMAN TIME HORIZON MATRIX DEVELOPED?

Seligman Time Horizon Matrix is the result of extensive proprietary research by the Manager that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. The Manager's research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes have changed.

For example, small-company stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-company stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20-year holding period from 1950 to 1998 the worst performance of small-company stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10- and 20-year holding periods since 1950. Of course, past performance is not a guarantee of future results. Appendix B includes a chart that illustrates how the relative risk of the major asset classes historically has changed over different holding periods since 1950.

Q:  HOW WAS SELIGMAN HARVESTER DEVELOPED?

Seligman Harvester also was developed through proprietary research conducted by the Manager. Using a sophisticated statistical technique to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester is updated annually. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. The Manager's research demonstrated that an asset allocation of 60% equity, 30% corporate bonds and 10% cash or US government bonds was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal conditions, the Seligman Harvester Fund intends to maintain such an asset allocation (within the ranges specified above).

Q:  HOW DOES SELIGMAN TIME HORIZON MATRIX WORK?

Seligman Time Horizon Matrix provides specific annual portfolio recommendations for investors seeking to achieve investment goals over time frames ranging from 30 years to one year. Each annual portfolio represents investments in a different combination of certain Seligman mutual funds, which the Manager believes will correlate with the historical performance of the asset classes studied in its research. Annual research updates provide additional data that the Manager factors into its analysis, which is aimed solely at determining a prudent asset allocation, given the latest historical performance, for seeking a specific investment goal over a specific timeframe. Based on an analysis of this research, the Manager may make changes to the specific portfolio recommendations of Seligman Time Horizon Matrix and also to the allocation targets and ranges for each Fund's investments in the Underlying Funds. Because this continual analysis creates an ever-increasing collection of historical data, the Manager expects annual adjustments to the portfolio recommendations to be modest. However, the possibility does exist that extreme market volatility in any single year could significantly change the implications of long-term historical performance patterns in one or more asset classes. This could cause the Manager, in its judgment, to significantly revise a Fund's allocations among the Underlying Funds.

Seligman Harvester Fund, which is intended for investors who need to withdraw money from accumulated assets, serves as the end point of the Seligman Time Horizon Matrix. As a result, the Matrix recommends 31 distinct portfolios - one for each year starting at Year 30 plus the Harvester portfolio. For a complete description of these annual portfolio recommendations, please see Appendix C.

Seligman Time Horizon Matrix seeks to reduce an investor's portfolio volatility on an annual basis through "migration." Migration involves reallocating portfolio investments each year as you get closer to your investment goal from a more volatile to less volatile portfolio. For example, if your investment goal is 20 years away, you could allocate your investment among the nine individual Seligman mutual funds in the Seligman Time Horizon Matrix for the recommended 20-year portfolio. After one year, the Matrix suggests that you "migrate" the portfolio by shifting the relative weighting of each Seligman mutual fund to the recommended allocation of the Seligman Time Horizon Matrix 19-year portfolio. This process would continue each year in accordance with the recommendations in Seligman Time Horizon Matrix, until your portfolio matches the asset allocation recommended by Seligman Harvester. Using Seligman Time Horizon Matrix, an investor would not buy and hold the same portfolio from year to year.

Q:  HOW DOES EACH FUND BENEFIT FROM THE MANAGER'S RESEARCH?

Each Fund seeks to replicate a specific time horizon represented in Seligman Time Horizon Matrix by investing a specified percentage of its assets in various Underlying Funds.

o Seligman Time Horizon 30 Fund: Under normal market conditions, this Fund invests in Underlying Funds to produce a portfolio that invests primarily in equity securities issued by both US and international companies. The 100% weighting to equities is based on the Manager's research findings that show equities have been essential to overcome the effect of inflation and to benefit from compounding returns over long time frames. The specific equity allocations are weighted toward small- and medium-company stocks, as well as emerging markets, because these asset classes have historically provided higher returns over longer time frames than large-company stocks. Emerging markets securities are recommended to take advantage of the Manager's belief that the developing world will experience increasing economic freedom and price stability, with their associated economic benefits.

o Seligman Time Horizon 20 Fund: Like the Seligman Time Horizon 30 Fund, under normal market conditions this Fund invests in Underlying Funds to produce a portfolio that invests primarily in US and international securities. However, the allocations are more evenly weighted among small-, medium- and large-company stocks, as well as emerging markets, to reflect the need for somewhat less volatility as the long-term investment goal draws relatively closer. The shift in favor of large-company stocks includes established international companies that operate in developed economies. An investment in the equity securities of such companies offers the opportunity for growth of capital and diversification of risk without the volatility experienced by smaller companies in less-developed regions. Although international equity markets have lagged the US market in recent years, the Manager believes that long-term economic indicators are pointing toward lower tax rates, stable prices and free trade - signs that international equities have the potential to provide competitive returns as well as diversification.

o Seligman Time Horizon 10 Fund: Under normal market conditions, this Fund invests 80% of its assets in Underlying Funds that invest primarily in equities and 20% of its assets in Underlying Funds that invest primarily in fixed income. The change in allocations results from reducing the exposure to small-company and emerging market securities found in Seligman Time Horizon 20 Fund and introducing high-yield bonds as well as US government securities and cash or cash equivalents. The Manager's research demonstrates that the reduction in small-company and emerging markets securities has reduced volatility over 10-year-holding periods. Portfolio stability is sought by adding the fixed-income and cash allocations.

o Seligman Harvester Fund: Under normal market conditions, this Fund invests 60% of its assets in Underlying Funds that invest primarily in equities, 30% of its assets in Underlying Funds that invest primarily in fixed income and 10% of its assets in Underlying Funds that invest primarily in cash, cash equivalents or US Government securities. Key differences between Seligman Harvester Fund and Seligman Time Horizon 10 Fund include the elimination of US and international small-company stocks and emerging markets securities. This change reflects the Manager's opinion that these asset classes are too volatile and speculative for investors who wish to conserve their capital and generate an income stream. The allocation to high-yield bonds is increased because, in the Manager's opinion, a prudently managed high-yield bond fund - not individual high-yield bonds - can provide relative diversification, stability and protection against significant loss of principal due to a single default. A 10% allocation to Underlying Funds that invest in cash, cash-equivalents or US Government securities is intended to help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn. Investments such as money-market funds or Treasury bills also provide for more certainty of principal.

Q: CAN I TAKE FULL ADVANTAGE OF SELIGMAN TIME HORIZON MATRIX BY SIMPLY INVESTING IN THE FUNDS?

Yes. As noted, each Fund within the Series is designed to replicate a portfolio recommended by Seligman Time Horizon Matrix at a specific point in time. As a result, you may implement a Seligman Time Horizon

Matrix asset allocation strategy by investing directly in the Funds rather than investing separately in each of the Underlying Funds. However, the Funds will not automatically "migrate" their investments under the process described above. Nevertheless, the Series is flexibly designed so that each Fund may be combined with another Fund to take full advantage of Seligman Time Horizon Matrix. You can begin at any point in Seligman Time Horizon Matrix by buying a combination of two Funds. For example, if your investment goal is 15 years away, you could invest 50% of your total investment in the Seligman Time Horizon 20 Fund and 50% of your investment in the Seligman Time Horizon 10 Fund (subject to the required minimum investment in each Fund).

Similarly, migration can be accomplished by exchanging between each Fund within the Series or making additional investments in one or more of the Funds (subject to the required minimum investment in each Fund). In the year following your initial investment described in the previous example, you could, through an exchange, allocate 40% of your investment to the Seligman Time Horizon 20 Fund and 60% to the Seligman Time Horizon 10 Fund. After following this process for five years, 100% of your assets would be invested in the Seligman Time Horizon 10 Fund. You could use a similar process to migrate from each of the other Funds (or combinations of the Funds) until you reach the Seligman Harvester Fund.

Q:  CAN I HOLD EACH FUND WITHIN THE SERIES FOR AS LONG AS I WANT?

Yes. You may choose not to migrate and simply hold a Fund for an extended period of time. To illustrate, an investor with an investment goal 20 years away may choose to invest in the Time Horizon 20 Fund and hold the Fund for 20 years. A "buy and hold" use of the Funds would provide an investor with a simple way to own one or more strategically diversified portfolios designed to achieve specific investment objectives. For example, Seligman Time Horizon 30 Fund and Seligman Time Horizon 20 Fund each can serve as a diversified growth portfolio for an investor seeking long-term capital appreciation. Similarly, Seligman Time Horizon 10 Fund can be used by an investor seeking capital appreciation with less volatility. Seligman Harvester Fund can be used by an investor seeking a growth and income portfolio. However, based on the Manager's research, this would subject your investment to greater portfolio volatility on an annual basis than if a migration strategy were followed. For example, the volatility of the asset allocation in the Time Horizon 20 Fund historically has been far greater that the asset allocation in the Harvester Fund, especially over holding periods of five years or less. Such a potential exposure to increased portfolio volatility may be particularly important for an investor who is close to, or ready to realize, an investment goal.

Q:  WHY SHOULDN'T I JUST INVEST IN THE UNDERLYING FUNDS DIRECTLY?

Investing in the Time Horizon or Harvester Funds offers you the choice of turnkey convenience and simplicity. For example, your statements will detail only one or two Funds rather than nine or more individual Underlying Funds. Moreover, by using cash flows and periodic adjustments, the Manager will maintain an investment in each of the Underlying Funds that is within the targeted allocations. By contrast, if you choose to invest in the Underlying Funds and do not elect to have the Manager automatically rebalance or migrate your investment, you would have to make these adjustments yourself or risk having your actual allocations among the Underlying Funds deviate from the recommended allocation due to the different investment results over time of the Underlying Funds. You should note, however, that certain retirement programs sponsored by the Manager offer automatic migration for investors who directly purchase shares of the Underlying Funds.

Additional Information About the Funds' Investment Strategies
-------------------------------------------------------------

Under normal market conditions, the Manager intends to reallocate each Fund's portfolio securities (i.e., Underlying Funds, US Government securities and short-term instruments) to its current targets on a semi-annual basis if such portfolio securities are outside the Fund's current allocation ranges on the semi-annual reallocation date. These asset allocation targets and ranges apply to the portion of each Fund's net assets that are invested in accordance with its investment objective(s). A Fund may hold a portion of its assets in cash or cash equivalents in order to meet anticipated redemptions, or because it has not yet invested the proceeds of a sale of Fund shares. Cash and cash equivalents will be excluded from net assets for purposes of calculating the allocations among Underlying Funds.

A Fund may purchase or sell the Underlying Funds, US Government securities and high-quality, short-term instruments to: (a) accommodate purchases and sales of its shares; (b) adjust the percentages of its assets invested in each of the Underlying Funds, US Government securities and high quality short-term instruments in response to economic or market conditions and changes in Seligman Time Horizon Matrix; and (c) modify the allocation of its assets among the Underlying Funds, US Government securities and high-quality, short-term instruments to the asset allocation targets specified above.

Each Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies in order to maintain liquidity, to meet shareholder redemptions, or in an attempt to respond to adverse market, economic, political and other conditions. When a Fund's assets are invested in such investments, the Fund may not be achieving its investment objective(s).

As mentioned above, under normal conditions, the Manager intends to reallocate on a semi-annual basis each Fund's portfolio securities to its current allocation targets if such portfolio securities are outside its current asset allocation ranges on the semi-annual reallocation date. This process will generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in the Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that continuously moves the actual position of portfolio securities toward the asset allocation ranges and targets described above. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

The Funds will indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Investors in the Funds may also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying Funds that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

Except for its fundamental policy, each Fund may change its principal strategies if the Series' Board of Directors believes doing so is consistent with that Fund's objective(s). In addition, the Underlying Funds, US Government securities and short-term instruments in which each Fund may invest, the equity/fixed-income allocations and ranges, and the investments in each Underlying Fund may be changed from time to time without shareholder approval. However, each Fund's objective and its fundamental policy may be changed only with shareholder approval.

Potential investors in each Fund should realize that they may directly invest in the Underlying Funds and make their own asset allocation decisions. By investing in a Fund, an investor will incur not only a proportionate share of the expenses of the Fund but also a portion of the expenses of the Underlying Funds in which the Fund invests (including investment management fees and operating expenses charged at the

Underlying Fund level). A more complete description of these expenses is provided under "Fees and Expenses of the Funds" and "Fees and Expenses of the Underlying Funds." For more information about the investment strategies of the Funds, Seligman Time Horizon Matrix or Seligman Harvester, please contact your financial advisor.

PRINCIPAL RISKS OF THE FUNDS

Each of the Funds has a different objective and policy and different degrees of potential investment risk and reward. Based on the asset allocation strategies described above, an investor should choose among the Funds based on personal objectives, investment time horizons, risk tolerance, and financial circumstances. For example, because the Time Horizon 30 Fund's portfolio normally includes investments in Underlying Funds that primarily invest in aggressive domestic and international growth equity securities and is more heavily weighted to small- and mid-capitalization stocks, it might be suitable for an investor with a relatively long time horizon (i.e., approximately 30 years) who seeks long-term capital appreciation potential and has a fairly high tolerance for risk and volatility. An investor who has a somewhat shorter time horizon might choose the Time Horizon 20 Fund, which normally invests in Underlying Funds that invest primarily in growth-oriented domestic and international equity securities, but is more evenly weighted among small-, medium-, and large-capitalization companies than the Time Horizon 30 Fund. An investor who is seeking current income combined with some potential for long-term capital appreciation might choose the Time Horizon 10 Fund, which normally invests in Underlying Funds that invest primarily in small-, medium-, and large-capitalization domestic and international equity securities, as well as fixed-income securities. An investor who is seeking an income stream and some potential for capital appreciation and growth of income might choose the Harvester Fund, which normally invests in Underlying Funds that primarily invest in medium- and large-capitalization, and dividend-producing equity securities supplemented by a substantial investment in fixed-income securities and cash. Although each Fund provides a relatively high level of diversification in comparison with most mutual funds, a single Fund may not be suitable as a complete investment program.

Each Fund will invest substantially all of its assets in the Underlying Funds. As a result, each Fund's investment performance is directly related to the investment performance of the Underlying Funds. The ability of each Fund to meet its objective(s) is directly related to the ability of the Underlying Funds to meet their objectives as well as the Manager's allocation of investments among those Underlying Funds. The value of the Underlying Funds' investments, and the net asset values of the shares of both the Funds and the Underlying Funds, will vary in response to market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in the which the Underlying Funds invest. There can be no assurance that the investment objective(s) of any Fund or any Underlying Fund will be achieved, and you may lose money.

The investments of the Underlying Funds pose additional risks, which are summarized here and described more fully below under "Principal Risks of the Underlying Funds":

o Small-Cap Companies - Investments in small-capitalization companies are subject to additional risks. For example, small-capitalization companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies.

o Foreign Investments - Investments in foreign issuers expose investors to currency fluctuations, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

o "Junk Bonds" - Each Fund may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities, which are subject to a greater risk of loss than higher rated fixed-income securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

o Sector Volatility and Concentrated Portfolios - Certain Underlying Funds are subject to sector volatility or hold a relatively small number of securities in their portfolios, thus creating additional risks.

o Additional Risks - In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into options transactions; purchase zero-coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; purchase securities on a when-issued basis; enter into repurchase agreements; borrow money; and engage in various other investment practices that involve substantial risk of loss.

Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve performance of various asset classes. (See Appendix A.) Past performance, however, is not a guarantee of future performance. Moreover, the investments of the Underlying Funds may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of the Underlying Funds will not be the same as the performance of those asset classes. Additionally, the allocation of each Fund's assets among the Underlying Funds is based on portfolios recommended by Seligman Time Horizon Matrix and Seligman Harvester at a specific point in time. The Funds will not migrate their investments among the Underlying Funds in accordance with Seligman Time Horizon Matrix. As a result, an investment in one or more of the Funds may not produce the same results as an investment directly in the Underlying Funds according to Seligman Time Horizon Matrix and the migration process described above. An attempt by an investor to replicate Seligman Time Horizon Matrix may be unsuccessful and may result in expenses and taxes greater than other types of investments, including investments in other mutual funds.

A Fund may not be able to pay redemption proceeds within the period stated in the Prospectus because of unusual market conditions or an unusually high volume of redemption requests.

A more complete description of the risks associated with the investment practices of the Underlying Funds is provided under "Principal Risks of the Underlying Funds" in this Prospectus, "Investment Strategies and Risks" in the Statement of Additional Information (SAI) to this Prospectus and "Principal Risks" in each Underlying Fund's Prospectus. The SAI and the Prospectuses for the Underlying Funds are incorporated into this Prospectus by reference and are available free of charge by telephoning 1-800-221-2450.

There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

PAST PERFORMANCE OF THE FUNDS

Each Fund offers four classes of shares: Class A shares, Class B shares, Class C shares and Class D shares. Each Fund's classes of shares are new, effective ___, so performance information is not available.

FEES AND EXPENSES OF THE FUNDS

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other investors of the Fund. A more complete description of the fees and expenses of the Underlying Funds is provided under "Fees and Expenses of the Underlying Funds" in this Prospectus and under "Fees and Expenses" in each Underlying Fund's Prospectus, which are incorporated herein by reference and are available free of charge by telephoning 1-800-221-2450.

SHAREHOLDER FEES FOR EACH FUND:


               SHAREHOLDER FEES                    CLASS A        CLASS B         CLASS C        CLASS D

Maximum Sales Charge (Load) on Purchases (as     4.75%(1)(2)        None            1%             None
a % of offering price)

Maximum Contingent Deferred Sales Charge           None(1)           5%             1%              1%
(Load) (CDSC) on Redemptions (as a % of
original purchase price or current net asset
value, whichever is less)

(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2) Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value.

TIME HORIZON 30 FUND ANNUAL OPERATING EXPENSES FOR FISCAL YEAR 1999:
(as a percentage of average net assets)

                  FEES AND EXPENSES                      CLASS A         CLASS B      CLASS C       CLASS D
Fund-level expenses:
    Asset allocation fees..........................         0.10%         0.10%         0.10%        0.10%
                                                            ----          ----          ----         ----
    Total distribution and/or service
    (12b-1) fees (1)...............................         0.25          1.00          1.00         1.00
         Credit to Fund for 12b-1 fees paid by
         Underlying Funds (1)......................        (0.25)        (0.25)        (0.25)       (0.25)
                                                           -----         -----         -----        -----
    Net 12b-1 fees paid by Fund (1)...............           --           0.75          0.75         0.75
                                                           -----          ----          ----         ----
    Other expenses (2).............................         2.04          2.04          2.04         2.04
                                                            ----          ----          ----         ----

          TOTAL FUND-LEVEL EXPENSES................         2.14          2.89          2.89         2.89

               Less:  Fee waiver and/or expense
               reimbursement (3)...................        (1.64)        (1.64)        (1.64)       (1.64)
                                                           -----         -----         -----        -----

          TOTAL FUND-LEVEL EXPENSES (AFTER FEE
          WAIVER AND/OR REIMBURSEMENT).............         0.50          1.25          1.25         1.25
                                                            ----          ----          ----         ----

Underlying Fund expenses:
    Management fees (4)............................         0.87          0.87          0.87         0.87
    12b-1 fees (1).................................         0.25          0.25          0.25         0.25
    Other expenses (5).............................         0.40          0.40          0.40         0.40
                                                            ----          ----          ----         ----
        TOTAL UNDERLYING FUND EXPENSES.............         1.52          1.52          1.52         1.52
                                                            ----          ----          ----         ----

TOTAL ANNUAL FUND OPERATING EXPENSES...............         3.66%         4.41%         4.41%        4.41%
                                                            ====          ====          ====         ====

TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVER AND/OR REIMBURSEMENT OF FUND-LEVEL FEES
AND EXPENSES)......................................         2.02%         2.77%         2.77%        2.77%
                                                            ====          ====          ====         ====

TIME HORIZON 20 FUND ANNUAL OPERATING EXPENSES FOR FISCAL YEAR 1999:
(as a percentage of average net assets)

                  FEES AND EXPENSES                      CLASS A         CLASS B      CLASS C       CLASS D
Fund-level expenses:
    Asset allocation fees..........................         0.10%         0.10%         0.10%        0.10%
                                                            ----          ----          ----         ----
    Total distribution and/or service
    (12b-1) fees (1)...............................         0.25          1.00          1.00         1.00

         Credit to Fund for 12b-1 fees paid by
         Underlying Funds (1)......................        (0.25)        (0.25)        (0.25)       (0.25)
                                                           -----         -----         -----        -----
    Net 12b-1 fees paid by Fund  (1)...............          --           0.75          0.75         0.75
                                                           -----          ----          ----         ----
    Other expenses (2).............................         2.04          2.04          2.04         2.04
                                                            ----          ----          ----         ----

          TOTAL FUND-LEVEL EXPENSES................         2.14          2.89          2.89         2.89
                                                            ----          ----          ----         ----

               Less:  Fee waiver and/or expense
               reimbursement (3)...................        (1.64)        (1.64)        (1.64)       (1.64)
                                                           -----         -----         -----        -----

          TOTAL FUND-LEVEL EXPENSES (AFTER FEE
          WAIVER AND/OR REIMBURSEMENT).............         0.50          1.25          1.25         1.25
                                                            ----          ----          ----         ----

Underlying Fund expenses:
    Management fees (4)............................         0.86          0.86          0.86         0.86
    12b-1 fees (1).................................         0.25          0.25          0.25         0.25
    Other expenses (5).............................         0.40          0.40          0.40         0.40
                                                            ----          ----          ----         ----

        TOTAL UNDERLYING FUND EXPENSES.............         1.51          1.51          1.51         1.51
                                                            ----          ----          ----         ----

TOTAL ANNUAL FUND OPERATING EXPENSES...............         3.64%         4.40%         4.40%        4.40%
                                                            ====          ====          ====         ====

TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER WAIVER
AND/OR REIMBURSEMENT OF FUND-LEVEL FEES AND EXPENSES)       2.01%         2.76%         2.76%        2.76%
                                                            ====          ====          ====         ====

TIME HORIZON 10 FUND ANNUAL OPERATING EXPENSES FOR FISCAL YEAR 1999:
(as a percentage of average net assets)

                  FEES AND EXPENSES                      CLASS A         CLASS B      CLASS C       CLASS D
Fund-level expenses:
    Asset allocation fees..........................        0.10%         0.10%         0.10%        0.10%
                                                           ----          ----          ----         ----
    Total distribution and/or service
    (12b-1) fees (1)...............................        0.25          1.00          1.00         1.00
         Credit to Fund for 12b-1 fees paid by
         Underlying Funds (1)......................       (0.25)        (0.25)        (0.25)       (0.25)
                                                          -----         -----         -----        -----
    Net 12b-1 fees paid by Fund (1)...............          --           0.75          0.75         0.75
                                                          -----          ----          ----         ----

    Other expenses (2).............................        2.04          2.04          2.04         2.04
                                                           ----          ----          ----         ----

          TOTAL FUND-LEVEL EXPENSES................       (1.64)        (1.64)        (1.64)       (1.64)

               Less:  Fee waiver and/or expense
               reimbursement (3)...................         --            --            --           --
                                                          -----         -----         -----        -----


          TOTAL FUND-LEVEL EXPENSES (AFTER FEE
          WAIVER AND/OR REIMBURSEMENT).............        0.50          1.25          1.25         1.25
                                                           ----          ----          ----         ----

Underlying Fund expenses:
    Management fees (4)............................        0.76          0.76          0.76         0.76
    12b-1 fees (1).................................        0.25          0.25          0.25         0.25
    Other expenses (5).............................        0.36          0.36          0.36         0.36
                                                           ----          ----          ----         ----

        TOTAL UNDERLYING FUND EXPENSES.............        1.37          1.37          1.37         1.37
                                                           ----          ----          ----         ----

TOTAL ANNUAL FUND OPERATING EXPENSES...............        3.51%         4.26%         4.26%        4.26%
                                                           ====          ====          ====         ====

TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER WAIVER
AND/OR REIMBURSEMENT OF FUND-LEVEL FEES AND EXPENSES)      1.87%         2.62%         2.62%        2.62%
                                                           ====          ====          ====         ====

HARVESTER FUND ANNUAL OPERATING EXPENSES FOR FISCAL YEAR 1999:
(as a percentage of average net assets)


                  FEES AND EXPENSES                      CLASS A         CLASS B      CLASS C       CLASS D
Fund-level expenses:
    Asset allocation fees..........................         0.10%         0.10%         0.10%        0.10%
                                                            ----          ----          ----         ----
    Total distribution and/or service
    (12b-1) fees (1)...............................         0.25          1.00          1.00         1.00
         Credit to Fund for 12b-1 fees paid by
         Underlying Funds (1)......................        (0.25)        (0.25)        (0.25)       (0.25)
                                                           -----         -----         -----        -----
    Net 12b-1 fees paid by Fund (1)...............           --           0.75          0.75         0.75
                                                           -----          ----          ----         ----
    Other expenses (2).............................         2.04          2.04          2.04         2.04
                                                            ----          ----          ----         ----

          TOTAL FUND-LEVEL EXPENSES................         2.14          2.89          2.89         2.89

               Less:  Fee waiver and/or expense
               reimbursement (3)...................        (1.64)        (1.64)        (1.64)       (1.64)
                                                           -----         -----         -----        -----

          TOTAL FUND-LEVEL EXPENSES (AFTER FEE
          WAIVER AND/OR REIMBURSEMENT).............         0.50          1.25          1.25         1.25
                                                            ----          ----          ----         ----

Underlying Fund expenses:
    Management fees (4)............................         0.68          0.68          0.68         0.68
    12b-1 fees (1).................................         0.25          0.25          0.25         0.25
    Other expenses (5).............................         0.32          0.32          0.32         0.32
                                                            ----          ----          ----         ----
        TOTAL UNDERLYING FUND EXPENSES.............         1.25          1.25          1.25         1.25
                                                            ----          ----          ----         ----
TOTAL ANNUAL FUND OPERATING EXPENSES...............         3.39%         4.14%         4.14%        4.14%
                                                            ====          ====          ====         ====

TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER WAIVER
AND/OR REIMBURSEMENT OF FUND-LEVEL FEES AND EXPENSES)       1.75%         2.50%         2.50%        2.50%
                                                            ====          ====          ====         ====

(1) Shareholders of each Fund will pay 12b-1 fees at a total effective annual rate of 0.25% of average daily net assets for Class A shares and 1.00% for Class B, C and D shares. Each of the Underlying Funds (other than Seligman Cash Management Fund) pays a 12b-1 fee of 0.25%. The line item "Credit to Fund for 12b-1 fees paid by Underlying Funds" reflects a pro rata portion of the 12b-1 fee payable by each Underlying Fund, weighted in accordance with the target allocations for each Underlying Fund. To avoid any duplication of 12b-1 fees, the 12b-1 fees paid by each class of a Fund will be credited in an amount equal to the 12b-1 fees paid by Underlying Funds.

(2) Based on estimated expenses of the Fund for the current fiscal year. Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and audit fees, and the cost of shareholder reports and registration fees will be incurred at both the Fund level and by the Underlying Funds. An investor can avoid these expenses at the Fund level by investing directly in the Underlying Funds.

(3) The Manager has undertaken to reimburse each Fund's expenses and/or to waive its asset allocation fee to the extent that the sum of Fund-level Other expenses plus the Asset allocation fee exceeds 0.50% per annum of average daily net assets. This undertaking will remain in effect at least until April 30, 2003.

(4) Reflects a pro-rata portion of the management fee payable by each Underlying Fund, weighted in accordance with the target allocations for each Underlying Fund. Actual amounts paid by the Fund may vary with changes in the allocation of the Fund's assets, and may be higher or lower than the amount shown. The management fee payable by each Underlying Fund is shown below under "The Underlying Funds."

(5) Based on actual expenses of each Underlying Fund for the most recent fiscal year. Reflects a pro-rata portion of the "Other expenses" payable by each Underlying Fund, weighted in accordance with the target allocations for each Underlying Fund. Actual amounts paid by the Fund may vary with changes in the allocation of the Fund's assets, and may be higher or lower than the amount shown. A more complete description of the fees and expenses of the Underlying Funds is provided under "Fees and Expenses of the Underlying Funds" in this Prospectus and "Fees and Expenses" in each Underlying Fund's Prospectus.

EXAMPLES OF EACH FUND'S EXPENSES:

         These examples are intended to help you compare the expenses of investing in each Fund with the expenses of investing in other mutual funds. They assume that (1) you invest $10,000 in each Fund for each period and then sell all of your shares at the end of the period; (2) your investment in each Fund has a 5% return each year; and (3) each Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                              FUND AND CLASS                                   1 YEAR         3 YEARS
                              --------------                                   ------         -------


TIME HORIZON 30 FUND
Class A...............................................................          $670         $1,078
Class B...............................................................           780          1,159
Class B, if you do not sell your shares at the end of the period......           280            859
Class C...............................................................           477            951
Class C, if you do not sell your shares at the end of the period......           377            951
Class D...............................................................           380            859
Class D, if you do not sell your shares at the end of the period......           280            859

TIME HORIZON 20 FUND
Class A...............................................................          $669         $1,076
Class B...............................................................           779          1,156
Class B, if you do not sell your shares at the end of the period......           279            856
Class C...............................................................           476            948
Class C, if you do not sell your shares at the end of the period......           376            948
Class D...............................................................           379            856
Class D, if you do not sell your shares at the end of the period......           279            856

TIME HORIZON 10 FUND
Class A...............................................................          $656         $1,035
Class B...............................................................           765          1,114
Class B, if you do not sell your shares at the end of the period......           265            814
Class C...............................................................           462            906
Class C, if you do not sell your shares at the end of the period......           362            906
Class D...............................................................           365            814
Class D, if you do not sell your shares at the end of the period......           265            814

HARVESTER FUND
Class A...............................................................          $644         $1,000
Class B...............................................................           753          1,079
Class B, if you do not sell your shares at the end of the period......           253            779
Class C...............................................................           451            871
Class C, if you do not sell your shares at the end of the period......           351            871
Class D...............................................................           353            779
Class D, if you do not sell your shares at the end of the period......           253            779

MANAGEMENT OF THE FUNDS

The Board of Directors of the Series provides broad supervision over the affairs of each Fund.

AFFILIATES OF THE MANAGER:

SELIGMAN ADVISORS, INC.:
EACH FUND'S GENERAL DISTRIBUTOR; RESPONSIBLE FOR ACCEPTING ORDERS FOR PURCHASES AND SALES OF FUND SHARES.

SELIGMAN SERVICES, INC.:
A LIMITED PURPOSE BROKER/DEALER; ACTS AS THE BROKER/DEALER OF RECORD FOR SHAREHOLDER ACCOUNTS THAT DO NOT HAVE A DESIGNATED BROKER OR FINANCIAL ADVISOR.

SELIGMAN DATA CORP. (SDC):
EACH FUND'S SHAREHOLDER SERVICE AGENT; PROVIDES SHAREHOLDER ACCOUNT SERVICES TO THE FUND AT COST.

J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, is the manager of each Fund. The Manager is responsible for each Fund's investments and administers each Fund's business and other affairs.

Established in 1864, the Manager currently serves as manager to 20 US registered investment companies, which offer more than 50 investment portfolios with approximately $ billion in assets as of , 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at , 1999, of approximately $ billion.

In managing the Funds, the Manager will have the authority to select and substitute Underlying Funds, subject to each Fund's investment objectives and policies. This will subject the Manager to conflicts of interest in allocating each Fund's assets among the various Underlying Funds because the fees payable to the Manager and/or its affiliates by some Underlying Funds are higher than those payable by other Underlying Funds and because the Manager and its affiliates are also responsible for managing, and receiving fees from, the Underlying Funds. The Manager is also subject to a conflict because it will not receive a fee for assets of the Funds invested directly in US Government securities and short-term instruments.

Each Fund pays the Manager an asset allocation fee for its advisory services. This fee is equal to an annual rate of .10% of each Fund's average daily net assets. In addition to the asset allocation fees assessed by each of the Funds, investors will bear a pro-rata portion of the management fees charged by the Underlying Funds. However, no management fees, other than the asset allocation fees, will be charged on each Fund's investment in individual US Government securities and short-term instruments. This will result in an investor paying higher overall fees than if the investor purchased the Underlying Funds directly. For a description of the management fees charged by each of the Underlying Funds, please see "Management" in each Underlying Fund's Prospectus, each of which is incorporated in this Prospectus by reference and is available free of charge by telephoning 1-800-221-2450.

Each Fund is managed by Charles W. Kadlec. Mr. Kadlec has been a Managing Director of the Manager and Chief Investment Strategist for Seligman Advisors since October 1995 and previously held the positions of Senior Portfolio Manager, Director, Equity Research and Industry Strategist at the Manager, which he joined in December 1985. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time

Horizon Matrix and Seligman Harvester. He has testified before Congress on Monetary Policy and Government Poverty Programs, and before the Flat Tax Commission. His articles appear frequently in The Wall Street Journal.

THE UNDERLYING FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE UNDERLYING FUNDS

Each Fund invests a substantial portion of its assets in the Underlying Funds. Accordingly, each Fund's performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objective(s). There can be no assurance that the investment objective(s) of any Underlying Fund will be achieved. SHARES OF THE UNDERLYING FUNDS ARE NOT OFFERED BY THIS PROSPECTUS.

Each Underlying Fund has its own investment objective(s) and principal strategies. In addition, each Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Fund from achieving its objective(s).

Except for each Underlying Fund's fundamental policies, each Underlying Fund may change its principal strategies if that Underlying Fund's Board of Directors believes doing so is consistent with the Underlying Fund's objective(s). Each Underlying Fund's investment objective(s) and its fundamental policies may be changed only with shareholder approval.

Each Underlying Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase each Underlying Fund's expenses and, therefore, each Fund's expenses. There may also be adverse tax consequences for investors in each Underlying Fund and, therefore, for investors in each Fund, due to an increase in net short-term capital gains.

The table below summarizes the investment objective(s) and primary investments of the Underlying Funds. For a description of the principal strategies of the Underlying Funds, please see "Investment Strategies and Risks" in the Statement of Additional Information to this Prospectus and "Investment Objectives/Principal Strategies" in each Underlying Fund's Prospectus, each of which is incorporated in this Prospectus by reference and is available free of charge by telephoning 1-800-221-2450.

UNDERLYING FUND                       INVESTMENT                       PRIMARY INVESTMENTS
                                      OBJECTIVE(S)
------------------------------------- -------------------------------- --------------------------------------------------
Seligman Capital Fund                 Capital appreciation.            Common stock of medium-sized US
                                                                       Companies.

Seligman Cash Management Fund         Preservation of capital and      US dollar-denominated high-quality Money Market
                                      maximization of liquidity and    instruments, including obligations of the US
                                      current income.                  Treasury, its agencies or instrumentalities,
                                                                       obligations of domestic and foreign banks (such as
                                                                       certificates of deposit and fixed time deposits),
                                                                       commercial paper and short-term corporate debt
                                                                       securities, and repurchase agreements with

UNDERLYING FUND                       INVESTMENT                       PRIMARY INVESTMENTS
                                      OBJECTIVE(S)
------------------------------------- -------------------------------- --------------------------------------------------
                                                                       respect to these types of instruments.

Seligman Common Stock Fund            Produce favorable, but           Common stock of larger companies
                                      not the highest,                 diversified among a number of industries.
                                      current income and
                                      long-term growth of
                                      both income and capital
                                      value, without exposing
                                      capital to undue risk.

Seligman Communications and           Capital gain.                    Common stock of companies operating in the
Information Fund                                                       communications, information and related
                                                                       industries.

Seligman Frontier Fund                Growth of capital.               Common stock of small US companies.
                                      Income may be considered
                                      but is incidental
                                      to the Fund's investment
                                      objective.

Seligman Growth Fund                  Longer-term growth in            Common stock of large US companies, selected for
                                      capital value and an             their growth prospects.
                                      increase in future
                                      income.

Seligman Henderson Emerging           Long-term capital                Common stock of companies that conduct their
Markets Growth Fund                   appreciation.                    principal business activities in emerging
                                                                       markets.

Seligman Henderson Global             Long-term capital                Common stock of non-US and US growth
Growth Opportunities Fund             appreciation.                    companies that have the potential to
                                                                       benefit from global economic or social
                                                                       trends.

Seligman Henderson Global             Long-term capital                Common stock of smaller US and non-US
Smaller Companies Fund                appreciation.                    companies.

UNDERLYING FUND                       INVESTMENT                       PRIMARY INVESTMENTS
                                      OBJECTIVE(S)
------------------------------------- -------------------------------- --------------------------------------------------
Seligman Henderson                    Long-term capital                Common stock of medium to large companies in the
International Fund                    appreciation.                    principal international markets.

Seligman High-Yield Bond              Maximum current income.          High-yielding, income-producing corporate bonds
Series                                                                 and notes, commonly known as "junk bonds."

Seligman Large-Cap Value              Long-term capital                Common stock of "value" companies (i.e., those
Fund                                  appreciation.                    companies believed by the Manager to be
                                                                       undervalued either historically, by the
                                                                       market, or by their peers) with large market
                                                                       capitalization at the time of purchase.

Seligman Small-Cap Value Fund         Long-term capital                Common stock of "value" companies with
                                      appreciation.                    small market capitalization at the time
                                                                       of purchase.

Seligman U.S. Government Securities   High current income.             Direct obligations of the US Treasury, such as
Series                                                                 Treasury Bills, Treasury Notes and Treasury
                                                                       Bonds, and debt securities issued or guaranteed
                                                                       by the U.S. Government, its agencies or
                                                                       instrumentalities which are backed by the full
                                                                       faith and credit of the US Government and have
                                                                       maturities greater than one year at the date of
                                                                       purchase by the Fund.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

The following summarizes the principal risks associated with investments in the Underlying Funds. The summary is not intended to be exhaustive.

THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE(S) OF ANY OF THE UNDERLYING FUNDS WILL BE ACHIEVED. EACH UNDERLYING FUND'S INVESTMENTS (BOTH EQUITY AND FIXED-INCOME) MAY BE AFFECTED BY THE BROAD INVESTMENT ENVIRONMENT IN THE US OR INTERNATIONAL SECURITIES MARKETS, WHICH IS INFLUENCED BY, AMONG OTHER THINGS, INTEREST RATES, INFLATION, POLITICS, FISCAL POLICY, AND CURRENT EVENTS. YOU MAY EXPERIENCE A DECLINE IN THE VALUE OF YOUR INVESTMENT, AND YOU COULD LOSE MONEY IF YOU SELL YOUR SHARES AT A PRICE LOWER THAN YOU PAID FOR THEM.

AN INVESTMENT IN THE UNDERLYING FUNDS (INCLUDING THE SELIGMAN CASH MANAGEMENT
FUND) IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE US GOVERNMENT DOES NOT GUARANTEE THE MARKET VALUE OR THE CURRENT YIELD OF GOVERNMENT SECURITIES. EACH UNDERLYING FUND'S NET ASSET VALUE, YIELD (IF APPLICABLE) AND TOTAL RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED BY THE US GOVERNMENT. ALTHOUGH THE SELIGMAN CASH MANAGEMENT FUND SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE THAT A FUND WILL LOSE MONEY BY INVESTING IN THIS UNDERLYING FUND.

IF AN UNDERLYING FUND IS NOT MENTIONED WITHIN A RISK DESCRIBED BELOW, IT DOES NOT MEAN THAT THE UNDERLYING FUND IS NOT SUBJECT TO THAT RISK. HOWEVER, IT DOES MEAN THAT THE UNDERLYING FUND'S NET ASSET VALUE, YIELD (IF APPLICABLE) AND TOTAL RETURN IS LESS LIKELY TO BE AFFECTED BY SUCH RISK. FOR A MORE COMPLETE DESCRIPTION OF SUCH RISKS, PLEASE REFER TO THE STATEMENT OF ADDITIONAL INFORMATION TO THIS PROSPECTUS AND "PRINCIPAL RISKS" SECTION IN EACH UNDERLYING FUND'S PROSPECTUS, EACH OF WHICH IS INCORPORATED HEREIN BY REFERENCE AND IS AVAILABLE FREE OF CHARGE BY TELEPHONING 1-800-221-2450.

EQUITY-RELATED RISKS

The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. The Time Horizon 30 Fund and the Time Horizon 20 Fund will invest most or all of their assets in Underlying Funds investing primarily in equity securities. The Time Horizon 10 Fund and the Harvester Fund will invest a substantial portion of their assets in Underlying Funds investing primarily in equity securities.

Securities of Larger US Companies - Seligman Common Stock Fund, Seligman Growth Fund, Seligman Large-Cap Value Fund and Seligman Communications and Information Fund invest a substantial portion of their assets in the stocks of large US companies. Stocks of large US companies are experiencing an extended period of strong performance. However, if investor sentiment changes, the value of large company stocks may decline. This could have an adverse affect on these Underlying Funds' performance.

Securities of Smaller Companies - Seligman Henderson Global Smaller Companies Fund, Seligman Frontier Fund and Seligman Small-Cap Value Fund invest substantially in the stocks of smaller companies. Investments in smaller companies typically involve greater risks than investments in larger companies. Small companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

Sector Volatility - Seligman Common Stock Fund, Seligman Capital Fund, Seligman Growth Fund, Seligman Small-Cap Value Fund, Seligman Large-Cap Value Fund and Seligman Frontier Fund may invest more heavily in certain industries believed to offer good investment opportunities. If any of these industries fall out of favor, performance may be negatively affected.

Seligman Communications and Information Fund concentrates its investments in companies in the communications, information and related industries. Therefore, it may be susceptible to factors affecting these industries and its net assets may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Concentrated Portfolios - The Seligman Small-Cap Value Fund and Seligman Large-Cap Value Fund hold securities of a small number of issuers. Consequently, if one or more of the securities held in each of their portfolios declines in value or underperforms relative to the market, it may have a greater impact on that Underlying Fund's performance than if the Underlying Fund held securities of a larger number of issuers. Each of these Underlying Funds may experience more volatility, especially over the short-term, than a fund with a greater number of holdings.

Illiquid Securities and Options - Each Underlying Fund (other than Seligman Cash Management Fund and Seligman U.S. Government Securities Series) may invest in illiquid securities. Each Underlying Fund (other than Seligman Cash Management Fund and Seligman High-Yield Bond Series) may invest in options. These investments involve higher risk and subject the Underlying Funds to higher price volatility.

Foreign Securities - Each Underlying Fund (other than Seligman U.S. Government Securities Series) may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Seligman Henderson International Fund and Seligman Henderson Global Growth Opportunities Fund seek to limit the risk of investing in foreign securities by diversifying each of their respective investments among different regions, countries and themes (Seligman Henderson Global Growth Opportunities Fund only). Diversification reduces the effect events that any one country will have on each respective Underlying Fund's entire portfolio. However, a decline in the value of an Underlying Fund's investments in one country may offset potential gains from investments in another country.

Emerging Markets Securities - The Seligman Henderson Emerging Markets Growth Fund invests in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

FIXED INCOME-RELATED RISKS

The following risks relate to investments in fixed income securities, including bonds, notes and mortgage-backed securities. The Time Horizon 10 Fund and the Harvester Fund will invest a significant portion of their assets in Underlying Funds that invest primarily in fixed income securities.

Interest Rate Risk - The Seligman High-Yield Bond Series, Seligman Cash Management Fund and Seligman U.S. Government Securities Series each invest in fixed-income securities. Generally, as interest rates rise, the value of these securities will decline. Conversely, if interest rates decline, the value of these securities will increase. This effect of interest rates is usually greater for longer-term securities. Longer term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Additionally, when interest rates are falling, the inflow of new money into each of these Underlying Funds from their sale of shares will likely be invested in securities producing lower yields than the balance of these Underlying Fund's assets, reducing the current yield of each Underlying Fund. In periods of rising interest rates, the opposite may be true.

The securities in which the Seligman U.S. Government Securities Series invests are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates and cause its net asset value to fluctuate. Additionally, its yield will vary based on the yield of its portfolio securities.

Illiquid Securities and Options - Each Underlying Fund (other than Seligman Cash Management Fund and Seligman U.S. Government Securities Series) may invest in illiquid securities. Each Underlying Fund (other than Seligman Cash Management Fund and Seligman High-Yield Bond Series) may invest in options. These investments involve higher risk and subject the Underlying Funds to higher price volatility.

High-Yield Bonds ("Junk Bonds") - The Seligman High-Yield Bond Series purchases higher-yielding, higher-risk, medium and lower quality corporate bonds and notes that are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities can be and have been subject to higher volatility in yield and market value than securities of higher quality. The net asset value, yield and total return of this Underlying Fund will fluctuate with fluctuations in these individual securities.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers defaulting on such payments. The value of these bonds and notes will be affected by market conditions relating to changes in prevailing interest rates. However, the value of lower rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Fund difficulties in valuing and selling its securities.

Mortgage-Backed Securities - The U.S. Government Securities Series may invest in mortgage-backed securities. These securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to this Underlying Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to this Underlying Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

Foreign Securities - Each Underlying Fund (other than Seligman U.S. Government Securities Series) may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Repurchase Agreements - The Seligman U.S. Government Securities Series and Seligman Cash Management Fund may invest in repurchase agreements. Repurchase Agreements could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

"Zero-Coupon" and "Pay-in-Kind" Securities - The Seligman High-Yield Bond Series may purchase "zero-coupon" and "pay-in-kind" securities. These securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities will result in corresponding fluctuations and volatility in the net asset value of the shares of this Underlying Fund. Additionally, because they do not pay current income, they will detract from this Underlying Fund's objective of producing maximum current income.

When-issued or Forward Commitment Securities - The U.S. Government Securities Series may invest in securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time this Underlying Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time this Underlying Fund commits to purchase the securities and the time of delivery of the securities.

FEES AND EXPENSES OF THE UNDERLYING FUNDS

SHAREHOLDER FEES FOR EACH UNDERLYING FUND:

Each Fund will purchase Class A shares of the Underlying Funds at net asset value. A Fund's investments in Underlying Funds will not be subject to any initial sales charges or contingent deferred sales charges. A more complete description of the shareholder fees of the Underlying Funds is provided under "Fees and Expenses" in each Underlying Fund's Prospectus, each of which is incorporated into this Prospectus by reference and is available free of charge by telephoning 1-800-221-2450.

EACH UNDERLYING FUND'S ANNUAL OPERATING EXPENSES FOR FISCAL YEAR 1998:

Investors in each Fund indirectly bear expenses of the Underlying Funds in which each Fund invests. The table below provides the annual fund operating expenses for the Class A shares of each of the Underlying Funds. A more complete description of the fees and expenses of the Underlying Funds are provided under "Fees and Expenses" in each Underlying Fund's Prospectus, each of which is incorporated into this Prospectus by reference and is available free of charge by telephoning 1-800-221-2450.

                                                                         DISTRIBUTION AND/OR
                                                   MANAGEMENT                  SERVICE                   OTHER
             UNDERLYING FUND                        FEES(1)                (12b-1) FEES(2)            EXPENSES(3)
------------------------------------------ --------------------------- ------------------------- ------------------------
Seligman Capital Fund                                 0.48%                       0.24%                     0.27%

Seligman Cash Management Fund                         0.40                        -                         0.31

Seligman Common Stock Fund                            0.65                        0.24                      0.22

Seligman Communications and
Information Fund                                      0.88                        0.25                      0.31

Seligman Frontier Fund                                0.93                        0.23                      0.31

Seligman Growth Fund                                  0.70                        0.24                      0.20

Seligman Henderson International
Fund                                                  1.00                        0.21                      0.55

Seligman Henderson Emerging
Markets Growth Fund                                   1.25                        0.23                      0.74

Seligman Henderson Global Growth
Opportunities Fund                                    1.00                        0.24                      0.44

Seligman Henderson Global Smaller
Companies Fund                                        1.00                        0.24                      0.41

Seligman High-Yield Bond Series                       0.59                        0.25                      0.26

Seligman Large-Cap Value
Fund                                                  0.80                        0.25                      0.45

                                                                         DISTRIBUTION AND/OR
                                                   MANAGEMENT                  SERVICE                   OTHER
             UNDERLYING FUND                        FEES(1)                (12b-1) FEES(2)            EXPENSES(3)
------------------------------------------ --------------------------- ------------------------- ------------------------
Seligman Small-Cap Value Fund                         1.00                        0.25                      0.44

Seligman U.S. Government
Securities Series                                     0.50                        0.22                      0.33

(1) For a complete description of the management fees charged by each of the Underlying Funds, please see "Management" in each Underlying Fund's Prospectus, each of which is incorporated into this Prospectus by reference and is available free of charge by telephoning 1-800-221-2450.

(2) The 12b-1 Fee payable by each class of a Fund will be credited in an amount equal to the dollar amount of the 12b-1 Fee charged on the Class A shares of each Underlying Fund (not including the Seligman Cash Management Fund) purchased by a Fund. Therefore, investors will not be charged a 12b-1 Fee at both the Fund level and the Underlying Fund level on the same assets.

(3) Certain "Other Expenses" (e.g., custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees) will be charged at both the Fund level and on the Underlying Funds. An investor can avoid these expenses at the Fund level by investing directly in the Underlying Funds.

YEAR 2000

REFERENCES TO THE FUNDS IN THIS SECTION INCLUDE THE UNDERLYING FUNDS IN WHICH THEY EACH INVEST.

As the millennium approaches, investment companies, financial and business organizations and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other investment companies, the Funds rely upon service providers and their computer systems for their day-to-day operations. Many of the Funds' service providers in turn depend upon computer systems of their vendors. The Manager and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of the Manager and SDC and the Funds' other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The project manager of the team reports directly to the administrative committee of the Manager. The project manager and other members of the team also report to the board of directors of the Series and its audit committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Funds, including securities firms that execute portfolio transactions for the Funds and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Funds. The team has assessed, and will continue to assess, the status of their year 2000 readiness. The team continues to update its year 2000 contingency plans-recovery efforts the team will employ in the event that year 2000 issues adversely affect the Funds.

The team has confirmed that it has implemented all significant components of its year 2000 plans, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Funds believe that the critical systems on which they rely will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Funds' critical service providers are not successful in implementing their year 2000 plans, the Funds' operations may be adversely affected, including pricing and securities trading and settlement, and the provision of shareholder services.

In addition, the Underlying Funds and the Funds may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Underlying Funds and the Funds may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Funds or the Underlying Funds hold these securities, the Funds' or the Underlying Funds' performance could be negatively affected. The Manager seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund or the Underlying Funds may be adversely affected if the exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner. Certain Underlying Funds may invest in securities of non-US issuers. It may be more difficult to assess the preparedness of such issuers for year 2000 than it is in the case of US issuers because there may be less information available about their systems and about procedures they have followed to address technical problems. In addition, non-US issuers may be dependent upon foreign governments and governmental agencies for essential services that may be disrupted if those governments and agencies are not themselves prepared for year 2000. Such disruptions could have an adverse effect on the business of non-US issuers and thus on the value of their securities.

SDC has informed the Funds that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Funds will not pay to remediate the systems of the Manager or directly bear the costs to remediate the systems of any other service provider or vendor, other than SDC.

SHAREHOLDER INFORMATION

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

   -  The amount you plan to invest.

   - How long you intend to remain invested in each Fund, or another Seligman mutual fund.

   - If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

   - Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A

   -  Initial sales charge on Fund purchases, as set forth below:

                                                              SALES CHARGE      REGULAR DEALER
                                    SALES CHARGE              AS A %            DISCOUNT
                                    AS A %                    OF NET            AS A % OF
AMOUNT OF YOUR INVESTMENT           OF OFFERING PRICE(1)      AMOUNT INVESTED   OFFERING PRICE
-------------------------           --------------------      ---------------   --------------
Less than $ 50,000                  4.75%                     4.99%             4.25%
$50,000 - $ 99,999                  4.00                      4.17              3.50


$100,000 - $249,999                 3.50                      3.63              3.00
$250,000 - $499,999                 2.50                      2.56              2.25
$500,000 - $999,999                 2.00                      2.04              1.75
$1,000,000 and over(2)              0.00                      0.00              0.00

(1) "Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   -  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

   -  No sales charge on reinvested dividends or capital gain distributions.

   - Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 or more eligible employees may purchase Class A shares at net asset value. Eligible employee benefit distributions are not subject to the 1% CDSC.

CLASS B

   -  No initial sales charge on purchases.

   -  A declining CDSC on shares sold within 6 years of purchase:

YEARS SINCE PURCHASE                         CDSC
------------------------------------------   -----
   Less than 1 year                      .   5%
   1 year or more but less than 2 years      4       YOUR PURCHASE OF CLASS B SHARES
   2 years or more but less than 3   years   3       MUST BE FOR LESS THAN $250,000,
   3 years or more but less than 4 years     3       BECAUSE IF YOU INVEST $250,000 OR
   4 years or more but less than 5 years     2       MORE, YOU WILL PAY LESS IN FEES
   5 years or more but less than 6 years     1       AND CHARGES IF YOU BUY ANOTHER
   6 years or more                           0       CLASS OF SHARES.

   -  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

   - Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.

   - No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C

   -  Initial sales charge on Fund purchases, as set forth below:

                                                                                REGULAR
                                                                                DEALER
                                    SALES CHARGE              SALES CHARGE      DISCOUNT
AMOUNT OF YOUR                      AS A %          .         AS A % OF NET     AS A % OF
INVESTMENT                          OF OFFERING PRICE(1)      AMOUNT INVESTED   OFFERING PRICE
---------------------------         --------------------      ---------------   --------------
Less than $100,000                  1.00%                     1.01%                     1.00%
   $100,000--$249,999               0.50                      0.50                      0.50
   $250,000--$1,000,000             0.00                      0.00                      0.00

  (1)"Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.

YOUR PURCHASE OF CLASS C SHARES MUST BE FOR LESS THAN $1,000,000 BECAUSE IF YOU INVEST $1,000,000 OR MORE YOU WILL PAY LESS IN FEES AND CHARGES IF YOU BUY CLASS A SHARES.

   -  A 1% CDSC on shares sold within eighteen months of purchase.

   -  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

   - No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

   - No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS D*

   -  No initial sales charge on purchases.

   -  A 1% CDSC on shares sold within one year of purchase.

   -  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

   - No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

   - No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

        *Class D shares are not available to all investors. You may purchase Class D shares only if (1) you already own Class D shares of another Seligman mutual fund; (2) if your financial advisor of record maintains an omnibus account at SDC; or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Because each Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to newest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of any Fund, it will be assumed that you held the shares since the date you purchased the shares of that Fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

NAV:
COMPUTED SEPARATELY FOR EACH CLASS BY DIVIDING THAT CLASS'S SHARE OF THE NET ASSETS OF THE FUND (I.E., ITS ASSETS LESS LIABILITIES) BY THE TOTAL NUMBER OF OUTSTANDING SHARES OF THE CLASS.

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because certain of the Funds invest in Underlying Funds holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Underlying Funds do not price their shares, the value of a Fund's portfolio securities (i.e., Underlying Funds that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares.

The Underlying Funds owned by the Funds are valued at their respective net asset values. For information on the valuation of the securities held in each Underlying Fund's portfolio, including the valuation of individual US Government securities and short-term instruments held by the Funds, please see "Pricing of Fund Shares" in each Underlying Fund's Prospectus (Seligman U.S. Government Securities Series' Prospectus and Seligman Cash Management Fund's Prospectus for individual US Government securities and short-term instruments) each of which is incorporated into this Prospectus by reference and is available free of charge by telephoning 1-800-221-2450.

OPENING YOUR ACCOUNT

The Funds' shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application.

YOU MAY BUY SHARES OF ANY FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.

The required minimum initial investments are:

     - Regular (non-retirement) accounts: $1,000
     - For accounts opened concurrently with Invest-A-Check(R):
         $100 to open if you will be making monthly investments
         $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman mutual funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A SIGNATURE GUARANTEE) AT A LATER DATE.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                           Seligman Data Corp.
                           P.O. Box 9766
                           Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in the Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of a Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C Shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to a new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund you must exchange enough to meet the new fund's minimum initial investment. See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares. It may take longer to get your money if you send your request by mail.

As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.

You will need to guarantee your signature(s) if the proceeds are:

  (1) $50,000 or more;
  (2) to be paid to someone other than all account owners; or
  (3) mailed to other than your address of record.

SIGNATURE GUARANTEE:
PROTECTS YOU AND THE FUNDS FROM FRAUD. IT GUARANTEES THAT A SIGNATURE IS GENUINE. A GUARANTEE MUST BE OBTAINED FROM AN ELIGIBLE FINANCIAL INSTITUTION. NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTEE.

You may need to provide additional documents to sell Fund shares if you are:

   - a corporation;
   - an executor or administrator;
   - a trustee or custodian; or
   - in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, each Fund reserves the right to:

 - Refuse an exchange request if:

      1. you have exchanged twice from the same fund in any three-month period;

      2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

      3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

   - Refuse any request to buy Fund shares.
   - Reject any request received by telephone.
   - Suspend or terminate telephone services.

   - Reject a signature guarantee that SDC believes may be fraudulent.
   - Close your fund account if its value falls below $500.
   - Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

   - Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record).

   -  Exchange shares between funds.

   -  Change dividend and/or capital gain distribution options.

   -  Change your address.

   -  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

   - Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

   -  Corporations may not sell Fund shares by phone.

   -  IRAs may only exchange Fund shares or request address changes by phone.

   - Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the same Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each Fund generally will pay any dividends from its net investment income and distributes net capital gains realized on investments at least annually (the Harvester Fund generally will pay dividends from its net investment income on a monthly basis). Because each Fund may purchase or sell the Underlying Funds, US Government securities and short-term instruments to: (a) accommodate sales of its shares; (b) adjust the percentages of its assets invested in each of the Underlying Funds, US Government securities and short-term instruments in response to economic or market conditions and changes in Seligman Time Horizon Matrix; and (c) modify the allocation of its assets among the Underlying Funds, US Government securities and short-term instruments to the asset allocation targets specified herein, each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully realize capital losses (to offset capital gains) from the sale of the Underlying Funds at a loss.

DIVIDEND:
A PAYMENT BY A MUTUAL FUND, USUALLY DERIVED FROM THE FUND'S NET INVESTMENT INCOME (DIVIDENDS AND INTEREST EARNED ON PORTFOLIO SECURITIES LESS EXPENSES).

CAPITAL GAIN DISTRIBUTION:
A PAYMENT TO MUTUAL FUND SHAREHOLDERS WHICH REPRESENTS PROFITS REALIZED ON THE SALE OF SECURITIES IN A FUND'S PORTFOLIO.

EX-DIVIDEND DATE:
THE DAY ON WHICH ANY DECLARED DISTRIBUTIONS (DIVIDENDS OR CAPITAL GAINS) ARE DEDUCTED FROM A FUND'S ASSETS BEFORE IT CALCULATES ITS NAV.

You may elect to:

(1) reinvest both dividends and capital gain distributions;
(2) receive dividends in cash and reinvest capital gain distributions; or
(3) receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. To the extent a Fund receives certain tax benefits on dividends that it receives, these pass-through benefits may not be realized by an investor in the Fund. Other pass-through tax benefits realized by the Funds will not pass through to investors. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

                                   APPENDIX A

                            ASSET CLASS DESCRIPTIONS

US Small-Company Stocks: NYSE Fifth Quintile Returns (1950-1981); Dimensional Fund Advisors Small Company Fund (1982-1998)

US Medium-Company Stocks: 1979-1998: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor's 500 Composite Stock Price Index

US Large-Company Stock: Standard & Poor's 500 Composite Stock Index (S&P 500)

International Small-Company Stocks: 1986-1998: NatWest Securities Ltd. (NWSL) global ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

Emerging Markets: 1989-1998: IFC Investables Composite; 1985-1988: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969:
Estimated as the Ibbotson Small Stock Index

International Large-Company Stock: 1970-1998: Morgan Stanley Capital International (MSCI) Europe Australasia and Far East (EAFE) Index; 1950-1969:
Estimated as the Standard & Poor's 500 Composite Stock Price Index

US Corporate Bonds:  Salomon Brothers Long-Term High Grade corporate Bond Index

US Government Bonds: 1950-1998: Ibbotson "One Bond" Portfolio. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used

Inflation: Consumer Price Index (1950-1977); Consumer Price Index for All Urban Consumers (1978-1998)

                                   APPENDIX B

         The chart below shows the High and Low average annual returns from 1950-1998 for US Small-Company Stocks, US Large Company Stocks, US Corporate Bonds, US Government Bonds, and US Treasury Bills.

                    Different Time Horizons - Different Risks

               [BAR CHART OMITTED - Table in place of Bar Chart]

                         1 Year          5 Years       10 Years      20 Years
                         ------          -------       --------      --------

Small                    (30.90%) to    (12.25%) to    3.20% to      8.21% to
Company                     83.57%         39.80%       30.38%        20.33%
Stocks

Large                    (26.47%) to    (2.36%) to     1.24% to      6.53% to
Company                     51.62%         24.06%       19.35%        17.75%
Stocks

Corporate                (8.09%) to     (2.22%) to     1.00% to       1.34% to
Bonds                       42.56%         22.51%       16.32%         10.86%

Gov't. Bonds             (9.18%) to     (2.14%) to     (0.07%) to     0.69% to
                            40.36%         21.62%        15.56%        11.14%

Treasury Bills           0.86% to       1.41% to       1.87% to       2.87% to
                            14.71%         11.12%        9.17%         7.72%



Source: Figures derived from (C) Stocks, Bonds, Bills and Inflation 1999 Yearbook TM, Ibbotson Associates, Chicago (annual update work by Roger G. Ibbatson and Rex A. Sirquefield). Used with permission all rights reserved.

         The indices are comprised of the following: US Small-Company Stocks:
NYSE Fifth Quintille Returns (1950-1981) and Dimensional Fund Advisors Small Company Fund (1982-1998); US Large-Company Stocks: Standard & Poor's 500 Stock Index (S&P 500); US Corporate Bonds: Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index; US Government Bonds; Ibbotson One Bond Portfolio; Treasury Bills: Ibbotson One Bill Portfolio.

         The returns of these unmanaged Ibbotson Indices, in which individuals cannot directly invest, reflect past performance and do not reflect the performance of any mutual fund, nor are they any representation of the future performance of mutual funds or common stocks. Also, keep in mind that the securities represented by the Indices involve widely varying degrees of income and growth potential and risk to investors. Rates on Treasury bills and Government bonds are fixed, and principal if held to maturity, is guaranteed. Although common stocks have produced higher historical returns, they may be subject to greater risk than other types of investments. The stocks of smaller companies are subject to greater price fluctuation than the stocks of larger companies.

                                   APPENDIX C

                          SELIGMAN TIME HORIZON MATRIX


                            Fund/Horizon        30       29       28       27       26       25       24       23        22
                            ------------        --       --       --       --       --       --       --       --        --
                  Seligman Frontier Fund       3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%      3.0%
           Seligman Small-Cap Value Fund      13.0%    12.9%    12.8%    12.7%    12.6%    12.5%    12.4%    12.3%     12.2%
 Seligman Communications and Information      16.0%    15.4%    14.8%    14.2%    13.6%    13.0%    12.4%    11.8%     11.2%
                                    Fund
                   Seligman Capital Fund      22.0%    21.8%    21.6%    21.4%    21.2%    21.0%    20.8%    20.6%     20.4%
                    Seligman Growth Fund       3.0%     3.6%     4.2%     4.8%     5.4%     6.0%     6.6%     7.2%      7.8%
           Seligman Large-Cap Value Fund       3.0%     3.6%     4.2%     4.8%     5.4%     6.0%     6.6%     7.2%      7.8%
              Seligman Common Stock Fund       0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%
     Seligman Henderson Emerging Markets      10.0%    10.0%    10.0%    10.0%    10.0%    10.0%    10.0%    10.0%     10.0%
                             Growth Fund
       Seligman Henderson Global Smaller      25.0%    24.2%    23.4%    22.6%    21.8%    21.0%    20.2%    19.4%     18.6%
                          Companies Fund
        Seligman Henderson Global Growth       0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%
                      Opportunities Fund
   Seligman Henderson International Fund       5.0%     5.5%     6.0%     6.5%     7.0%     7.5%     8.0%     8.5%      9.0%
           Seligman High-Yield Bond Fund       0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%
Seligman U.S. Government Securities Fund       0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%
                                   Total     100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.00
                                             -----    -----    -----    -----    -----    -----    -----    -----     ------


                                                21       20       19       18       17       16       15        14       13
                                                --       --       --       --       --       --       --        --       --
                  Seligman Frontier Fund       3.0%     3.0%     3.0%     3.0%     3.0%     3.0%     3.0%      3.0%     3.0%
           Seligman Small-Cap Value Fund      12.1%    12.0%    11.4%    10.8%    10.2%     9.6%     9.0%      8.4%     7.8%
 Seligman Communications and Information      10.6%    10.0%    10.0%    10.0%    10.0%    10.0%    10.0%     10.0%    10.0%
                                    Fund
                   Seligman Capital Fund      20.2%    20.0%    20.0%    20.0%    20.0%    20.0%    20.0%     20.0%    20.0%
                    Seligman Growth Fund       8.4%     9.0%     9.0%     9.0%     9.0%     9.0%     9.0%      9.0%     9.0%
           Seligman Large-Cap Value Fund       8.4%     9.0%     9.0%     9.0%     9.0%     9.0%     9.0%      9.0%     9.0%
              Seligman Common Stock Fund       0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%     0.0%
     Seligman Henderson Emerging Markets      10.0%    10.0%     9.5%     9.0%     8.5%     8.0%     7.5%      7.0%     6.5%
                             Growth Fund
       Seligman Henderson Global Smaller      17.8%    17.0%    16.1%    15.2%    14.3%    13.4%    12.5%     11.0%    10.7%
                          Companies Fund
        Seligman Henderson Global Growth       0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%     0.0%
                      Opportunities Fund
   Seligman Henderson International Fund       9.5%    10.0%    10.0%    10.0%    10.0%    10.0%    10.0%     10.0%    10.0%
           Seligman High-Yield Bond Fund       0.0%     0.0%     1.5%     3.0%     4.5%     6.0%     7.5%      9.0%    10.5%
Seligman U.S. Government Securities Fund       0.0%     0.0%     0.5%     1.0%     1.5%     2.0%     2.5%      3.0%     3.5%
                                   Total     100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.00   100.0%
                                             -----    -----    -----    -----    -----    -----    -----     ------   -----



                                                 12       11       10        9       8        7          6        5
                                                 --       --       --        -       -        -          -        -
                  Seligman Frontier Fund       3.0%     3.0%     3.0%     2.7%     2.4%     2.1%      1.8%     1.5%
           Seligman Small-Cap Value Fund       7.2%     6.6%     6.0%     5.4%     4.8%     4.2%      3.6%     3.0%
 Seligman Communications and Information      10.0%    10.0%    10.0%     9.0%     8.0%     7.0%      6.0%     5.0%
                                    Fund
                   Seligman Capital Fund      20.0%    20.0%    20.0%    19.0%    18.0%    17.0%     16.0%    15.0%
                    Seligman Growth Fund       9.0%     9.0%     9.0%     9.0%     9.0%     9.0%      9.0%     9.0%
           Seligman Large-Cap Value Fund       9.0%     9.0%     9.0%     9.0%     9.0%     9.0%      9.0%     9.0%
              Seligman Common Stock Fund       0.0%     0.0%     0.0%     1.5%     3.0%     4.5%      6.0%     7.5%
     Seligman Henderson Emerging Markets       6.0%     5.5%     5.0%     4.5%     4.0%     3.5%      3.0%     2.5%
                             Growth Fund
       Seligman Henderson Global Smaller       9.8%     8.9%     8.0%     7.2%     6.4%     5.6%     4.8%      4.0%
                          Companies Fund
        Seligman Henderson Global Growth       0.0%     0.0%     0.0%     0.5%     1.0%     1.5%      2.0%     2.5%
                      Opportunities Fund
   Seligman Henderson International Fund      10.0%    10.0%    10.0%    10.2%    10.4%    10.6%     10.8%    11.0%
           Seligman High-Yield Bond Fund      12.0%    13.5%    15.0%    16.5%    18.0%    19.5%     21.0%    22.5%
Seligman U.S. Government Securities Fund       4.0%     4.5%     5.0%     5.5%     6.0%     6.5%      7.0%     7.5%
                                   Total     100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.00   100.0%
                                             -----    -----    -----    -----    -----    -----     ------   -----



                                                 4        3        2        1   Harvester
                                                 -        -        -        -   ---------
                  Seligman Frontier Fund       1.2%     0.9%     0.6%     0.3%     0.0%
           Seligman Small-Cap Value Fund       2.4%     1.8%     1.2%     0.6%     0.0%
 Seligman Communications and Information       4.0%     3.0%     2.0%     1.0%     0.0%
                                    Fund
                   Seligman Capital Fund      14.0%    13.0%    12.0%    11.0%    10.0%
                    Seligman Growth Fund       9.0%     9.0%     9.0%     9.0%     9.0%
           Seligman Large-Cap Value Fund       9.0%     9.0%     9.0%     9.0%     9.0%
              Seligman Common Stock Fund       9.0%    10.5     12.0%    13.5%    15.0%
     Seligman Henderson Emerging Markets       2.0%     1.5%     1.0%     0.5%     0.0%
                             Growth Fund
       Seligman Henderson Global Smaller       3.2%     2.4%     1.6%     0.8%     0.0%
                          Companies Fund
        Seligman Henderson Global Growth       3.0%     3.5%     4.0%     4.5%     5.0%
                      Opportunities Fund
   Seligman Henderson International Fund      11.2%    11.4%    11.6%    11.8%    12.0%
           Seligman High-Yield Bond Fund      24.0%    25.5%    27.0%    28.5%    30.0%
Seligman U.S. Government Securities Fund       8.0%     8.5%     9.0%     9.5%    10.0%
                                   Total     100.0%   100.0%   100.0%   100.0%   100.0%
                                             -----    -----    -----    -----    -----


Seligman Time Horizon MatrixSM is an asset allocation framework, developed to help investors seek their specific financial goals. The Matrix is designed for investors seeking to create the best asset class mix for investment portfolios, based on their time frame for achieving specific goals.

Seligman HarvesterSM PATENT PENDING is a process designed to help investors maximize their income stream while seeking to conserve capital. The program involves determining "needs" and "wants" as a percentage of total investable assets, and guides investors through a strategy of income withdrawal and asset allocation specifically designed to lower the risk of depleting their accumulated wealth too quickly.

Seligman Time Horizon Matrix SM and Seligman HarvesterSM PATENT PENDING are prepared using past performance of asset classes to construct model portfolios. Those model portfolios have inherent limitations in that they assume the future performance of the asset classes will, over the relevant periods, correlate to their past performance, and of course, past performance is no guarantee of future performance. Furthermore, with regard to using the Funds, the Seligman Group of Funds or other funds of any other investment manager in seeking to follow Seligman Time Horizon Matrix SM and Seligman HARVESTERSM PATENT PENDING, there is no assurance that the funds selected will actually correlate to the asset allocations that the investor is seeking to track.

                    Shares of the Funds and Underlying Funds
                         are not deposits or obligations
                        of, or guaranteed or endorsed by,
                                    any bank.
    Shares are not insured by the Federal Deposit Insurance Corporation, the
       Federal Reserve Board, or any other Federal agency. In addition, an investment in the Funds and Underlying Funds involves
                                investment risks,
                    including the possible loss of principal.

FOR MORE INFORMATION

     THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE U.S. OR ACCESS THE INTERNET SITE OF J.& W. SELIGMAN & CO. INCORPORATED, WWW.SELIGMAN.COM.

     THE STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE PROSPECTUS FOR EACH UNDERLYING FUND CONTAINS INFORMATION ABOUT THAT FUND. THE SAI AND EACH PROSPECTUS FOR THE UNDERLYING FUNDS ARE ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION
     (SEC) AND ARE INCORPORATED BY REFERENCE INTO (AND ARE LEGALLY PART OF) THIS PROSPECTUS.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


     INFORMATION ABOUT THE FUND, INCLUDING THE SAI, CAN BE VIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL (800) SEC-0330. THE SAI AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE: HTTP://WWW.SEC.GOV.

     COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING: PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-6009.



INVESTMENT COMPANY ACT FILE NUMBER: [________]

                                     PART B

                  SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.

                          SELIGMAN TIME HORIZON 30 FUND
                          SELIGMAN TIME HORIZON 20 FUND
                          SELIGMAN TIME HORIZON 10 FUND
                             SELIGMAN HARVESTER FUND

                       Statement of Additional Information
                                     , 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus, dated ____, 1999, which covers the Seligman Time Horizon/Harvester Series (the "Series"), an asset allocation Series containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund (collectively, the "Funds"). This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Series at the above address or telephone numbers.



                                Table of Contents

         Series History...........................................  2
         Description of the Series and its Investments and Risks..  2
         Management of the Series................................. 15
         Control Persons and Principal Holders of Securities...... 17
         Investment Advisory and Other Services................... 17
         Brokerage Allocation and Other Practices................. 22
         Capital Stock and Other Securities....................... 23
         Purchase, Redemption, and Pricing of Shares.............. 24
         Taxation of the Series................................... 29
         Underwriters............................................. 31
         Calculation of Performance Data.......................... 32
         Financial Statements..................................... 32
         General Information...................................... 32
         Appendix A .............................................. 33
         Appendix B .............................................. 36

                                 SERIES HISTORY

Seligman Time Horizon/Harvester Series, Inc. was incorporated under the laws of the state of Maryland on August 4, 1999.

             DESCRIPTION OF THE SERIES AND ITS INVESTMENTS AND RISKS

Classification

Seligman Time Horizon/Harvester Series, Inc. is a diversified open-end management investment company, or mutual fund. It consists of four separate and distinct funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

Investment Strategies and Risks

Each Fund seeks to achieve its objectives by investing in a combination of mutual funds for which J. & W. Seligman & Co. Incorporated (the "Manager") either now acts or in the future will act as investment manager (the "Underlying Funds"). The Funds may also invest directly in US Government securities and short-term instruments. Because each Fund will invest a substantial portion of its assets in the Underlying Funds, each Fund's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of a Fund to realize its investment objective(s) will depend upon the extent to which the Underlying Funds realize their objectives.

The investment objective(s) and policies of the Funds are similar to the investment objective(s) and policies of certain other mutual funds managed by the Manager. Although the investment objective(s) and policies may be similar, the investment results of the Funds may be higher or lower than the results of these other mutual funds.

Investment Strategies and Risks of the Underlying Funds

Each Underlying Fund has its own investment strategies and risks. The information provided below describes the types of instruments that one or more Underlying Funds may utilize in order to carry out its investment strategies, along with a summary of the risks presented by such instruments. Please note, however, that not every Underlying Fund is authorized under its investment objectives, strategies and policies to invest its assets in each of the instruments described below. Additionally, to the extent an Underlying Fund is authorized to invest in a particular instrument, the amount of the Underlying Fund's assets that may be so invested or the circumstances under which the investment in the instrument may be made may be restricted by the Underlying Fund's investment policies. References to an Underlying Fund below with respect to each type of instrument apply only to the extent that the particular Underlying Fund is authorized to invest in the instrument, subject to any such limitations or restrictions. A complete description of the of the types of instruments and related risks in which each Underlying Fund is permitted to invest is provided in each Underlying Fund's Prospectus and Statement of Additional Information, which are incorporated herein by reference and are available free of charge by telephoning 1-800-221-2450.

CONVERTIBLE BONDS

Each Underlying Fund, other than Seligman Cash Management Fund and the
Seligman U.S. Government Securities Series, may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for an Underlying Fund, the Manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management. In evaluating a convertible security, the Manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case the Manager would be forced to seek alternative investments.

Debt securities convertible into equity securities may be rated as low as CC by Standard & Poor's Rating Service (S&P) or Ca by Moody's Investors Service, Inc. (Moody's). Debt securities rated below investment grade (frequently referred to as "junk bonds") often have speculative characteristics and will be subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. A description of credit ratings and risks associated with lower-rated debt securities is set forth in Appendix A to this Statement of Additional Information. The Manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in light of the Underlying Fund's investment objectives.

DERIVATIVES

Each Underlying Fund, other than Seligman Cash Management Fund, may invest in derivatives only for hedging or investment purposes. An Underlying Fund will not invest in derivatives for speculative purposes, i.e., where the derivative investment exposes the Underlying Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. An Underlying Fund will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Underlying Fund's investment objective, and the risk associated with the investment. The only types of derivatives in which the Underlying Funds are currently permitted to invest, as described more fully below, are forward currency exchange contracts, put options, and rights and warrants.

Forward Foreign Currency Exchange Contracts

Each Underlying Fund, other than Seligman Cash Management Fund and Seligman U.S. Government Securities Series, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

An Underlying Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Underlying Fund's securities denominated in such foreign currency. Under normal circumstances, the Manager will limit forward currency contracts to not greater than 75% of an Underlying Fund's position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Underlying Fund. Under extraordinary circumstances, the Underlying Fund's Manager may enter into forward currency contracts in excess of 75% of an Underlying Fund's position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, an Underlying Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Underlying Fund's Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of an Underlying Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, an Underlying Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency. An Underlying Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Underlying Fund's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Underlying Fund will be served.

At the maturity of a forward contract, an Underlying Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of the Underlying Fund's securities at the expiration of the forward contract. Accordingly, it may be necessary for an Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Underlying Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Underlying Fund's security if its market value exceeds the amount of foreign currency an Underlying Fund is obligated to deliver. However, an underlying Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If an Underlying Fund retains the security and engages in offsetting transactions, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Underlying Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Underlying Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Underlying Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. An Underlying Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Underlying Fund's Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Fund at one rate, while offering a lesser rate of exchange should the Underlying Fund desire to resell that currency to the dealer.

Put Options

         Each Underlying Fund, other than Seligman Cash Management Fund and Seligman High-Yield Bond Fund, may purchase put options in an attempt to provide a hedge against a decrease in the market price of an underlying security held by an Underlying Fund. An Underlying Fund will not purchase options for speculative purposes. Purchasing a put option gives an Underlying Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since an Underlying Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, an Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, an Underlying Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When an Underlying Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Underlying Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. An Underlying Fund's maximum financial exposure will be limited to these costs.

An Underlying Fund may purchase both listed and over-the-counter put options. An Underlying Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

An Underlying Fund's ability to engage in option transactions may be limited by tax considerations.

Rights and Warrants

Each Underlying Fund, other than Seligman Cash Management Fund, Seligman U.S. Government Securities Series and Seligman High-Yield Bond Fund, may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Underlying Fund's investment restrictions regarding such securities.

FOREIGN SECURITIES

Each Underlying Fund, other than Seligman U.S. Government Securities Series, may invest in foreign securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the US. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, an Underlying Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the US. The Manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of an Underlying Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Underlying Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the US. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of an Underlying fund are uninvested and no return is earned thereon and may involve a risk of loss to an Underlying Fund. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation, (in which case an Underlying Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of an Underlying Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgement in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and an Underlying Fund may temporarily hold funds in foreign currencies. The value of an Underlying Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. The Underlying Fund may incur costs in connection with conversions between various currencies. An Underlying Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Depositary Receipts

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts (ADRs), which are traded in dollars on US exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts (EDRs) are typically traded in Europe. Global Depositary Receipts (GDRs) are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

IILIQUID SECURITIES

Each Underlying Fund, other than Seligman Cash Management Fund and Seligman U.S. Government Securities Series, may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. Certain restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Underlying Fund's Board of Directors, or Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to an Underlying Fund's limitation on illiquid securities. Should the Board of Directors or Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

MONEY MARKET INSTRUMENTS

Each of the Underlying Funds, other than Seligman Cash Management Fund, which intends to invest primarily in the money market instruments described below and the U.S. Government Securities Series, which intends to invest substantially all of its assets in US Government Obligations, may invest a portion of their assets in the following money market instruments:

US Government Obligations

US Government Obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the US, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations

Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the US, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the US.

Commercial Paper and Short-Term Corporate Debt Securities

Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

MORTGAGE-RELATED SECURITIES

Mortgage Pass-Through Securities. Each underlying Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which an Underlying Fund invests occurs, the Underlying Fund may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (GNMA) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association
(FNMA), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (PCs), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. Seligman U.S. Government Securities Series may invest in Collateralized Mortgage Obligations (CMOs), which may include certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, an Underlying Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

REPURCHASE AGREEMENTS

Each Underlying Fund may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., an Underlying Fund) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Underlying Fund. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Underlying Fund intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the Underlying Fund's Board of Directors. The creditworthiness of such institutions will be reviewed and monitored under the general supervision of the Board of Directors. An Underlying Fund will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

Seligman U.S. Government Securities Series and Seligman High-Yield Bond Fund may purchase securities on a when-issued or forward commitment basis. Settlement of such securities transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase.

At the time an Underlying Fund enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If an Underlying Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Underlying Fund's assets may fluctuate more than otherwise would be the case. For this reason, accounts for each Underlying Fund will be established with the Underlying Fund's custodian consisting of cash and/or liquid high-grade debt securities equal to the amount of each Underlying Fund's when-issued or forward commitment obligations; these accounts will be valued each day and additional cash and/or liquid high-grade debt securities will be added to an account in the event that the current value of the when-issued or forward commitment obligations increases. When the time comes to pay for when-issued or forward commitment securities, an Underlying Fund will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities, or from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than an Underlying Fund's payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

SHORT SALES

Each of Seligman Henderson Emerging Markets Growth Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund and Seligman Henderson International Fund may sell securities short "against the box". A short sale "against-the-box" is a short sale in which the Underlying Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short. To effect a short sale, the Underlying Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Underlying Fund will be obligated to replace the borrowed security. The Underlying Fund will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Underlying Fund replaces the security. The Underlying Fund will incur a loss if the price of the borrowed security increases between those dates. Additionally, the Underlying Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box. Short selling involves a risk of losses to the Underlying Fund and may exaggerate the volatility of the Underlying Fund's investment portfolio.

LENDING OF PORTFOLIO SECURITIES

Each of the Underlying Funds may lend portfolio securities to broker/dealers, banks or other institutional borrowers, provided that securities loaned by each of the Underlying Funds may not exceed 33 1/3% of each Underlying Fund's total assets taken at market value. The Underlying Funds will not lend portfolio securities to any institutions affiliated with the Underlying Fund. The borrower must maintain with the Underlying Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund an amount equal to any dividends or interest paid on the securities. The lending Underlying Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Underlying Funds will generally be short-term. Loans are subject to termination at the option of the lending Underlying Fund or the borrower. The lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Underlying Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to an Underlying Fund might be delayed; and 3) the borrower might refuse to repay the borrowed securities. The Underlying Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Underlying Fund is insufficient to replace the loaned securities. Each Underlying Fund may lend portfolio securities to the extent that the Manager deems appropriate in seeking to achieve an Underlying Fund's investment objective and with only a prudent degree of risk.

Seligman Cash Management Fund will not lend more than 25% of the value of its total assets, and it is not intended that payments received on account of interest paid on securities loaned will exceed 10% of the annual gross income of this Underlying Fund without offset for realized short-term capital losses, if any. This Underlying Fund has not loaned any portfolio securities to date.

BORROWING

Except as noted below, the Underlying Funds may borrow money only from banks for temporary or emergency purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed the following percentages of the value of the Underlying Fund's total assets: 5% for the Seligman Henderson International Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund and Seligman Cash Management Fund; 10% for Seligman Frontier Fund and Seligman Henderson Emerging Markets Growth Fund; and 15% for the Seligman U.S. Government Securities Series and Seligman High-Yield Bond Fund. In addition, the Seligman Frontier Fund, Seligman High-Yield Bond Series, Seligman U.S. Government Securities Series, Seligman Large-Cap Value Fund, Seligman Small-Cap Value Fund and Seligman Emerging Markets Growth Fund will not purchase additional portfolio securities if such Underlying Funds have outstanding borrowings in excess of 5% of the value of their total assets.

Seligman Common Stock Fund, Seligman Growth Fund, Seligman Large-Cap Value Fund, and Seligman Small-Cap Value Fund may from time to time borrow money for temporary or emergency purposes, and may invest such funds in additionaal securities. Seligman Capital Fund and Seligman Communications and Information Fund may from time to time borrow money in order to purchase securities. Borrowings may be made only from banks and each of these Underlying Funds may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing, or pledge more than 10% (15% for the Seligman Growth Fund, Seligman Large-Cap Value Fund, and Seligman Small-Cap Value Fund) of its total assets, taken at cost, to secure the borrowing.

Current asset value coverage of three times any amount borrowed by the respective Underlying Fund is required at all times. Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce the Underlying Fund's net investment income in any given period. Any gain in the value of securities purchased with money borrowed to an amount in excess of amounts borrowed plus interest would cause the net asset value of the Underlying Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased to an amount below the amount borrowed plus interest would cause the net asset value to decrease more than would otherwise be the case.

Except as otherwise specifically noted above, the investment strategies of each Underlying Fund are not fundamental and an Underlying Fund, with the approval of its Board of Directors, may change such strategies without the vote of a majority of the Underlying Fund's outstanding voting securities.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:

- Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended and supplemented;

- Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the US Government and its agencies and instrumentalities);

-    Make investments for the purpose of exercising control or management;

- Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

- Make loans, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time; and except that a Fund may lend cash to another Fund to the extent permitted by any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group;

- Issue senior securities to the extent such issuance would violate applicable law;

- Borrow money, except that a Fund may (i) borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) borrow up to an additional
     5% of its total assets for temporary purposes, (iii) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities,

(iv) purchase securities on margin to the extent permitted by applicable law and
(v) borrow cash from another Fund to the extent permitted by any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

- Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

- Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

For a description of the fundamental investment restrictions of the Underlying Funds, please see "Fund Policies" in each Underlying Fund's Statement of Additional Information, which are incorporated herein by reference and are available free of charge by telephoning 1-800-221-2450.

Each Fund may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940 (1940 Act), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets either directly (or through the Seligman Cash Management Fund or the Seligman U.S. Government Securities Series) in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (i.e., the Underlying Funds and individual US Government securities) for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration dates at the time of acquisition were one year or less are excluded from the calculation.

Each Fund's portfolio turnover rate is not expected to exceed 100% annually. Because the Manager expects to reallocate each Fund's assets among the Underlying Funds, US Government securities and short-term instruments on a semi-annual basis (if a Fund's allocation with respect to a particular Underlying Fund is outside the allocation range for such Underlying Fund on the semi-annual reallocation date, the portfolio turnover rates for the Funds may be HIGH in comparison to other mutual funds. In addition, the Funds indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Funds may also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying Funds which result in realization of ordinary income or taxable gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

                            MANAGEMENT OF THE SERIES

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Series.

Management Information

Directors and officers of the Series, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person", as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

       Name,                                                Principal
    (Age) and               Position(s) Held          Occupation(s) during
     Address                   with Fund                   Past 5 Years
     -------                   ---------                   ------------

William C. Morris*      Director, Chairman of     Chairman, J. & W. Seligman &
      (61)              the Board, Chief          Co. Incorporated, Chairman
                        Executive Officer and     and Chief Executive Officer,
                        Chairman of the           the Seligman Group of
                        Executive Committee       investment companies;
                                                  Chairman, Seligman Advisors,
                                                  Inc., Seligman Services,
                                                  Inc., and Carbo Ceramics
                                                  Inc., ceramic proppants for
                                                  oil and gas industry; and
                                                  Director, Seligman Data
                                                  Corp., Kerr-McGee
                                                  Corporation, diversified
                                                  energy company. Formerly,
                                                  Director, Daniel Industries
                                                  Inc., manufacturer of oil and
                                                  gas metering equipment.

Brian T. Zino*          Director, President and   Director and President, J. &
     (46)               Member of the Executive   W. Seligman & Co.
                        Committee                 Incorporated; President (with
                                                  the exception of Seligman
                                                  Quality Municipal Fund, Inc.
                                                  and Seligman Select Municipal
                                                  Fund, Inc.) and Director or
                                                  Trustee, the Seligman Group
                                                  of investment companies;
                                                  Chairman, Seligman Data
                                                  Corp.; Member of the Board of
                                                  Governors of the Investment
                                                  Company Institute; and
                                                  Director, ICI Mutual
                                                  Insurance Company, Seligman
                                                  Advisors, Inc., and Seligman
                                                  Services, Inc.

Charles W. Kadlec       Vice President and        Mr. Kadlec is a Managing
      (53)              Portfolio Manager         Director of the Manager and
                                                  Chief Investment Strategist
                                                  for Seligman Advisors. Mr.
                                                  Kadlec is the architect of
                                                  several investment
                                                  strategies, chief among them
                                                  Seligman Time Horizon Matrix,
                                                  which is based on an
                                                  investor's time horizon to
                                                  reaching goals, and
                                                  Harvesting a Lifetime of
                                                  Savings, a strategy
                                                  addressing the unique
                                                  concerns facing retirees. He
                                                  has testified before Congress
                                                  on Monetary Policy, Government
                                                  Poverty Programs, and before
                                                  the Flat Tax Commission. His
                                                  articles appear frequently in
                                                  The Wall Street Journal.

       Name,                                                Principal
    (Age) and               Position(s) Held          Occupation(s) during
     Address                   with Fund                   Past 5 Years
     -------                   ---------                   ------------

Lawrence P. Vogel       Vice President            Senior Vice President,
       (42)                                       Finance, J. & W. Seligman &
                                                  Co. Incorporated, Seligman
                                                  Advisors, Inc., and Seligman
                                                  Data Corp.; Vice President,
                                                  the Seligman Group of
                                                  investment companies, and
                                                  Seligman Services, Inc.; Vice
                                                  President and Treasurer,
                                                  Seligman International, Inc.;
                                                  and Treasurer, Seligman
                                                  Henderson Co.

Frank J. Nasta          Secretary                 General Counsel, Senior Vice
     (34)                                         President, Law and Regulation
                                                  and Corporate Secretary, J. &
                                                  W. Seligman & Co.
                                                  Incorporated; Secretary, the
                                                  Seligman Group of investment
                                                  companies, Seligman Advisors,
                                                  Inc., Seligman Henderson Co.,
                                                  Seligman Services, Inc.,
                                                  Seligman International, Inc.
                                                  and Seligman Data Corp.

Thomas G. Rose          Treasurer                 Treasurer, the Seligman Group
     (41)                                         of investment companies and
                                                  Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series for which no market valuation is available, and to elect or appoint officers of the Series to serve until the next meeting of the Board.

Directors and officers of the Series are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group (including the Underlying Funds).

Compensation

                                           Pension or     Total Compensation
                                            Aggregate     Retirement Benefits   From Series and
         Name and                         Compensation    Accrued as Part of    Series Complex
    Position with Fund                   from Series (1)    Series Expenses   to Directors (1)(2)
    ------------------                   ---------------    ---------------   -------------------

William C. Morris, Director and Chairman      N/A              N/A                    N/A
Brian T. Zino, Director and President         N/A              N/A                    N/A

(1)  For the year ending [December 31,] 1999. The per meeting fee for Directors is $_____, which is allocated among all Funds in the Fund Complex.
(2)  The Seligman Group of investment companies consists of twenty investment companies.

The Series has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Series has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in each Fund's financial statements.

The Series may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Deferred Compensation Plan.

Sales Charges

Class A shares of each Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Series, the other investment companies in the Seligman Group, and the Manager and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Series.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Each Fund's classes of shares are new, effective [       ], so such information
is not available.


Principal Holders

Each Fund's classes of shares are new, effective [       ], so such information
is not available.


Management Ownership

Each Fund's classes of shares are new, effective [       ], so such information
is not available.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages each Fund of the Series. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix B for further history of Seligman.

All of the officers of the Series listed above are officers or employees of Seligman. Their affiliations with the Series and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman an asset allocation fee for its services, calculated daily and payable monthly. The fee is equal to .10% per annum of the Fund's average daily net asset value. In addition, each investor in a Fund will indirectly bear the management fee charged to the Fund by the Underlying Funds in which the Fund invests.

Each Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying their respective shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Certain expenses are allocated between each Fund in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Series, within the preceding two weeks, (2) has been reviewed by Seligman for a possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter

Seligman Advisors, Inc. (Seligman Advisors), an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Series. Those individuals identified above under "Management Information" as directors or officers of the Series and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement dated _____________, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities (i.e., the Underlying Funds, US Government Securities and short-term instruments) consistent with each Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Series operations. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp., the Series' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Series with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                  Regular Dealer
                             Sales Charge       Sales Charge        Reallowance
                              as a % of         as a % of Net        as a % of
Amount of Purchase        Offering Price(1)    Amount Invested    Offering Price
------------------        -----------------    ---------------    --------------

Less than $50,000                4.75%              4.99%               4.25%
$50,000  -  $99,999              4.00               4.17                3.50
$100,000  -  $249,999            3.50               3.63                3.00
$250,000  -  $499,999            2.50               2.56                2.25
$500,000  -  $999,999            2.00               2.04                1.75
$1,000,000 and over(2)            0                   0                   0

(1) "Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.
(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within eighteen months.

Class C shares:

                                                                  Regular Dealer
                             Sales Charge       Sales Charge        Reallowance
                              as a % of         as a % of Net        as a % of
Amount of Purchase        Offering Price(1)    Amount Invested    Offering Price
------------------        -----------------    ---------------    --------------

Less than  $100,000               1.00%             1.01%               1.00%
$100,000  -  $249,999             0.50              0.50                0.50
$250,000  -  $1,000,000(2)          0                 0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares.

Seligman Services, Inc. (Seligman Services) an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares.

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of such Fund's Class A, Class B, Class C and Class D shares, respectively. Payments by each Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Fund's shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the asset allocation fee that Seligman receives from each Fund, respectively. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of each Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund, or any other Seligman mutual fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series' Board of Directors. Expenses of distribution activities that benefit both a Fund and other Seligman mutual funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of such Fund's Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Board of Directors. Each Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund's 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class A shares. To avoid any duplication of 12b-1 fees, the 12b-1 fees paid by each class of a Fund will be credited in an amount equal to the dollar amount of any 12b-1 fees paid by Underlying Funds in respect of shares owned by the Fund.

Class B

Under the 12b-1 Plan, each Fund, with respect to its Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP

Capital, L.P., to compensate it for having funded, at the time of sale Class B shares of each Fund (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of its Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or FEP Capital, L.P. with respect to its Class B shares. To avoid any duplication of 12b-1 fees, the 12b-1 fees paid by each class of a Fund will be credited in an amount equal to the dollar amount of any 12b-1 fees paid by Underlying Funds in respect of shares owned by the Fund.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. To avoid any duplication of 12b-1 fees, the 12b-1 fees paid by each class of a Fund will be credited in an amount equal to the dollar amount of any 12b-1 fees paid by Underlying Funds in respect of shares owned by the Fund.

Class D

Under the 12b-1 Plan, each Fund, with respect to its Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class D shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class

D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Fund over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. To avoid any duplication of 12b-1 fees, the 12b-1 fees paid by each class of a Fund will be credited in an amount equal to the dollar amount of any 12b-1 fee paid by the Underlying Fund in respect of shares owned by the Fund.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class D shares.

The 12b-1 Plans were approved on ______________, 1999 by the Board of Directors of the Series, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the 12b-1 Plans (the "Qualified Directors") and by the sole shareholder of each Fund on ______________, 1999. The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Series, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the 12b-1 Plans is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Series be made by such disinterested Directors.

Seligman Services acts as the broker/dealer of record for shareholder accounts of the Series that do not have a designated financial advisor and receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

To the extent that any Fund invests directly in US Government Securities or short-term instruments, Seligman will seek the most favorable price and execution in the purchase and sale of such securities. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell these same securities at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. To the extent the Funds invest directly in US Government Securities or short-term instruments, the Funds will engage in transactions with these dealers or deal directly with the issuers. Prices paid to dealers generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of such securities, Seligman will seek the most favorable price and execution, and consistent with that policy, may give consideration for research, statistical and other services furnished by dealers to Seligman for its use in connection with its services to the Funds as well as to other clients.

In over-the-counter markets, the Series deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Series' directors and/or officers are affiliated.

Commissions

To the extent that the Funds invest their assets in Underlying Funds, the Funds will not pay any commission for purchases and sales. Each Fund, however, will bear a portion of the commissions paid by the Underlying Funds in which it invests in connection with the purchase and sale of portfolio securities.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling US Government securities and short-term instruments, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to a Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Series than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Series.

Directed Brokerage

Each Fund's classes of shares are new, effective [          ], so no directed
brokerage information is available.

Regular Broker-Dealers

Each Fund's classes of shares are new, effective [          ], so this
information is not available.


                       CAPITAL STOCK AND OTHER SECURITIES

Capital Stock

The Directors of the Series are authorized to issue, create and classify shares of capital stock in separate funds without further action by shareholders. Shares of capital stock of each Fund have a par value of $.001 and are divided into four classes, designated as Class A common stock, Class B common stock, Class C common stock and Class D common stock. Each share of a Fund's Class A, Class B, Class C and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Series has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no preferential liquidation, conversion or prescriptive rights.

Other Securities

The Series has no authorized securities other than the above-mentioned common stock.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

CLASS A

Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a director or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

    1. Employees must authorize the employer, if requested by the Series, to receive in bulk and to distribute to each participant on a timely basis the Series prospectus, reports, and other shareholder communications.

    2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Series 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

    3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Series may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Series' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Series' shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

FURTHER TYPES OF REDUCTIONS. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series' shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Series' shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Series;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC APPLICABLE TO CLASS A SHARES. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

CLASS B

Class B shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                              CDSC
--------------------                              ----
Less than 1 year ................................  5%
1 year or more but less than 2 years ............  4%
2 years or more but less than 3 years ...........  3%
3 years or more but less than 4 years ...........  3%
4 years or more but less than 5 years ...........  2%
5 years or more but less than 6 years ...........  1%
6 years or more .................................  0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of each Fund exercising the exchange privilege will continue to be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of each Fund acquired by exchange will be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

CLASS C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

CLASS D

Class D shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

SYSTEMATIC WITHDRAWALS. Class B, Class C and Class D shareholders of each Fund who reinvest both their dividends and capital gain distributions to purchase additional shares of each Fund, respectively, may use the Fund's Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC WAIVERS. The CDSC on Class B, Class C and Class D shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
     70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Series;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals; and

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

PAYMENT IN SECURITIES. In addition to cash, the Series may accept securities in payment for Series' shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Series does not presently intend to accept securities in payment for its shares. Generally, the Series will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Series would not accept securities with a value of less than $100,000 per issue in payment for shares. The Series may reject in whole or in part offers to pay for Series' shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Series' shares at any time without notice. The Series will not accept restricted securities in payment for shares. The Series will value accepted securities in the manner provided for valuing portfolio securities of the Series. Any securities accepted by the Series in payment for Series' shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares of each Fund of the Series may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Fund's shares if the Fund is combined with another Seligman mutual fnd, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of each Fund, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund (including the Underlying Funds (Class A shares only)) is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Series will also determine NAV for each class of a Fund and Underlying Fund on each day in which there is a sufficient degree of trading in a Fund's and/or Underlying Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class of a Fund and Underlying Fund is computed by dividing such class's share of the value of the net assets of the Fund or Underlying Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund and Underlying Fund, including the asset allocation fee (the Funds) or management fee (the Underlying Funds), are accrued daily and taken into account for the purpose of determining their respective NAVs. The NAV of Class B, Class C and Class D shares of the Funds will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

The Underlying Funds owned by the Funds are valued at their respective net asset values. Each Underlying Fund's portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by each Underlying Fund will be subtracted from its net asset value.

Short-term obligations of the Funds and Underlying Funds with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund and Underlying Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of each Underlying Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

For more information on the valuation of the securities held in each Underlying Fund's portfolio, including the valuation of individual US Government securities and short-term instruments held by the Funds, please see "Pricing of Fund Shares" in each Underlying Fund's Prospectus (Seligman U.S. Government Securities Series' Prospectus and Seligman Cash Management Fund's Prospectus for individual US Government securities and short-term instruments) which are incorporated herein by reference and are available free of charge by telephoning 1-800-221-2450.

Redemption in Kind

The procedures for selling Series' shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities of the Funds and/or the Underlying Funds is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                             TAXATION OF THE SERIES

Each Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Series' capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in each Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of each Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of each Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Each Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Series is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Series may be fined $50 annually for each account for which a certified taxpayer identification number is not provided.

In the event that such a fine is imposed, the Series may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Series also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  UNDERWRITERS

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated __________, 1999 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Series. Seligman Advisors accepts orders for the purchase of the Series' shares, which are offered continuously. As general distributor of the Series' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Compensation

Each Fund's classes of shares are new, effective [            ], so performance
information is not available.

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         CALCULATION OF PERFORMANCE DATA

Each Fund's Class A shares, Class B shares, Class C and Class D shares are new, effective ______________, 1999, so no performance data are presented.

Each Fund may, from time to time, make reference in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of each Fund's Class A, Class B, Class C and Class D shares, respectively, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. Each Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to such Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

Each Fund's advertising or promotional material may make reference to such Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely a Fund's performance has varied from its average performance, and is an indicator of a Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

                              FINANCIAL STATEMENTS

Each Fund's classes of shares are new, effective [           ], so financial
statements are not available.

                               GENERAL INFORMATION

CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for each Fund of the Series.

AUDITORS. [                   ], independent auditors, have been selected as
auditors of the Series. Their address is [                                    ].

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICE (S&P)
DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D:  Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. Incorporated. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o    Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.
o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.
o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.




Saivfb699

PART C.  OTHER INFORMATION

Item 23.  Exhibits.


         All Exhibits listed below marked with an asterisk (*) will be filed by amendment, except Item 23(a), which is filed herewith.


(a)     Articles of Incorporation.


(b)     *By-laws.

(c)     *Specimen Stock Certificate.

(d) *Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated.

(e)     *Distributing Agreement between Registrant and Seligman Advisors, Inc.

(e)(1)  *Sales Agreement between Seligman Advisors, Inc. and Dealers.

(f) *Deferred Compensation Plan for Directors of Seligman Time Horizon/Harvester Series, Inc.

(g) *Form of Custody and Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company.


(h)     Not applicable.

(i)     *Opinion and Consent of Counsel.

(j)     Not applicable.

(k)     Not applicable.

(l)     *Form of Purchase Agreement (Investment Letter) between Registrant and
        J. & W. Seligman & Co. Incorporated.

(m) *Form of Administration, Shareholder Services and Distribution Plan between Registrant and Investors Fiduciary Trust Company.

(m)(1) *Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers.

(n) *Plan of Multiple Classes of Shares (4 Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended.

Other Exhibits:   *Powers of Attorney.

Item 24.  Persons Controlled by or Under Common Control with Registrant. - None.

Item 25.  Indemnification.  To be filed by amendment.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (the "Manager"), is the Registrant's investment adviser. The Manager also serves as investment adviser to several associated investment companies. They are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc. Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. Tri-Continental Corporation and Seligman New Technologies Fund, Inc.


          The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Forms ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-15798), which was filed on March 31, 1999.

Item 27.  Principal Underwriters.

    (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Growth Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman High Income Fund Series
          Seligman Income Fund, Inc.
          Seligman Municipal Fund Series, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.
          Seligman Value Fund Series, Inc.

    (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                                              Seligman Advisors, Inc.
                                                As of July 31, 1999


        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
WILLIAM C. MORRIS*                            Director                                    Chairman of the Board and
                                                                                          Chief Executive Officer
BRIAN T. ZINO*                                Director                                    President and Director
RONALD T. SCHROEDER*                          Director                                    None
FRED E. BROWN*                                Director                                    Director Emeritus
WILLIAM H. HAZEN*                             Director                                    None
THOMAS G. MOLES*                              Director                                    None


                                              Seligman Advisors, Inc.
                                                As of July 31, 1999


        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
DAVID F. STEIN*                               Director                                    None
STEPHEN J. HODGDON*                           President and Director                      None
CHARLES W. KADLEC*                            Chief Investment Strategist                 None
LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
EDWARD F. LYNCH*                              Senior Vice President, National             None
                                              Sales Director
JAMES R. BESHER                               Senior Vice President, Division             None
14000 Margaux Lane                            Sales Director
Town & Country, MO  63017
GERALD I. CETRULO, III                        Senior Vice President, Sales                None
140 West Parkway
Pompton Plains, NJ  07444
MATTHEW A. DIGAN*                             Senior Vice President,                      None
                                              Domestic Funds
JONATHAN G. EVANS                             Senior Vice President, Sales                None
222 Fairmont Way
Ft. Lauderdale, FL  33326

T. WAYNE KNOWLES                              Senior Vice President, Division             None
104 Morninghills Court                        Sales Director
Cary, NC  27511

JOSEPH LAM                                    Senior Vice President, Regional             None
Seligman International Inc.                   Director, Asia
Suite 1133, Central Building
One Pedder Street
Central Hong Kong
BRADLEY W. LARSON                             Senior Vice President, Sales                None
367 Bryan Drive
Alamo, CA  94526
MICHELLE L. MCCANN-RAPPA*                     Senior Vice President,                      None
                                              Retirement Plans
SCOTT H. NOVAK*                               Senior Vice President, Insurance            None
RICHARD M. POTOCKI                            Senior Vice President, Regional             None
Seligman International UK Limited             Director, Europe and the Middle East
Berkeley Square House 2nd Floor
Berkeley Square
London, United Kingdom W1X 6EA

BRUCE M. TUCKEY                               Senior Vice President, Sales                None
41644 Chattman Drive
Novi, MI  48375

ANDREW S. VEASEY                              Senior Vice President, Sales                None
14 Woodside Drive
Rumson, NJ  07760
CHARLES L. VON BREITENBACH, II*               Senior Vice President,                      None
                                              Managed Money
J. BRERETON YOUNG*                            Senior Vice President, Director             None
                                              of Sales Development


                                              Seligman Advisors, Inc.
                                                As of July 31, 1999


        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
JEFFREY S. DEAN*                              Vice President, Business Analysis           None
MASON S. FLINN                                Vice President, Regional Retirement         None
159 Varennes                                  Plans Manager
San Francisco, CA  94133
MARSHA E. JACOBY*                             Vice President, Offshore Business           None
                                              Manager
WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None

JO ELLEN KEMP                                 Vice President, Regional Retirement         None
17011 E. Monterey Drive                       Plan Manager
Fountain Hills, AZ  85268

RONALD W. POND*                               Vice President, Portfolio Advisor           None
JEFFERY C. PLEET*                             Vice President, Regional Retirement         None
                                              Plans Manager
TRACY A. SALOMON*                             Vice President, Retirement Marketing        None
HELEN SIMON*                                  Vice President, Sales Administration        None
GARY A. TERPENING*                            Vice President, Director of Business        None
                                              Development
CHARLES E. WENZEL                             Vice President, Regional Retirement         None
703 Greenwood Road                            Plans Manager
Wilmington, DE  19807
JEFF BOTWINICK                                Regional Vice President                     None
11508 Foster Road
Overland Park, KS  66210
RICHARD B. CALLAGHAN                          Regional Vice President                     None
7821 Dakota Lane
Orland Park, IL  60462
KEVIN CASEY                                   Regional Vice President                     None
19 Bayview Avenue
Babylon, NY  11702
BRADFORD C. DAVIS                             Regional Vice President                     None
241 110th Avenue SE
Bellevue, WA  98004
CHRISTOPHER J. DERRY                          Regional Vice President                     None
2380 Mt. Lebanon Church Road
Alvaton, KY  42122
KENNETH DOUGHERTY                             Regional Vice President                     None
8640 Finlarig Drive
Dublin, OH  43017
KELLI A. WIRTH DUMSER                         Regional Vice President                     None
7121 Jardiniere Court
Charlotte, NC  28226
EDWARD S. FINOCCHIARO                         Regional Vice President                     None
120 Screenhouse Lane
Duxbury, MA  02332
MICHAEL C. FORGEA                             Regional Vice President                     None
32 W. Anapamu Street # 186
Santa Barbara, CA  93101


                                              Seligman Advisors, Inc.
                                                As of July 31, 1999


        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
CARLA A. GOEHRING                             Regional Vice President                     None
11426 Long Pine
Houston, TX  77077
CATHY DES JARDINS                             Regional Vice President                     None
PMB 152
1705 14th Street
Boulder, CO  80302
MICHAEL K. LEWALLEN                           Regional Vice President                     None
908 Tulip Poplar Lane
Birmingham, AL  35244
JUDITH L. LYON                                Regional Vice President                     None
7105 Harbour Landing
Alpharetta, GA  30005

LESLIE A. MUDD                                Regional Vice President                     None
5243 East Calle Redonda
Phoenix, AZ  85018

TIM O'CONNELL                                 Regional Vice President                     None
11908 Acacia Glen Court
San Diego, CA  92128
GEORGE M. PALMER, JR.                         Regional Vice President                     None
1805 Richardson Place
Tampa, FL  33606
THOMAS PARNELL                                Regional Vice President                     None
1575 Edgecomb Road
St. Paul, MN  55116

CRAIG PRICHARD                                Regional Vice President                     None
9207 Cross Oaks Court
Fairfax Station, VA  22039

NICHOLAS ROBERTS                              Regional Vice President                     None
200 Broad Street, Apt. 2225
Stamford, CT  06901
DIANE H. SNOWDEN                              Regional Vice President                     None
11 Thackery Lane
Cherry Hill, NJ  08003

JAMES TAYLOR                                  Regional Vice President                     None
290 Bellington Lane
Creve Couer, MO  63141

STEVE WILSON                                  Regional Vice President                     None
83 Kaydeross Park Road
Saratoga Springs, NY  12866
FRANK J. NASTA*                               Secretary                                   Secretary
AURELIA LACSAMANA*                            Treasurer                                   None
GAIL S. CUSHING*                              Assistant Vice President, National          None
                                              Accounts Manager
SANDRA G. FLORIS*                             Assistant Vice President, Order Desk        None
KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
ALBERT A. PISANO*                             Assistant Vice President and                None
                                              Compliance Officer
JOYCE PERESS*                                 Assistant Secretary                         Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)       Not applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J.& W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:


          (1) Investors Fiduciary Trust Company (IFTC), 801 Pennsylvania, Kansas City, Missouri 64105 is custodian of the Registrant's cash and securities. IFTC is also agent and performs certain accounting and record-keeping functions relating to portfolio transactions and calculates the net asset value of the Registrant.


          (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder servicing agent, maintains shareholder records for the Registrant.

Item 29. Management Services. Seligman Data Corp. (SDC), the Registrant's shareholder service agent, has an agreement with First Data Investors Services Group (FDISG) pursuant to which FDISG provides a data processing system for certain shareholder accounting and record-keeping functions performed by SDC.

Item 30.  Undertakings. Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 12th day of August, 1999.


                                            SELIGMAN TIME HORIZON/HARVESTER
                                            SERIES, INC.






                                            By: /s/ William C. Morris
                                               ---------------------------------
                                               William C. Morris, Chairman



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration Statement has been signed below by the following persons in the capacities indicated on August 12, 1999.



    Signature                                    Title
    ---------                                    -----


/s/ William C. Morris                         Chairman of the Board
--------------------------------              (Principal executive officer)
William C. Morris                             and Director


/s/ Brian T. Zino                             Director and President
--------------------------------
Brian T. Zino


/s/ Thomas G. Rose                            Treasurer
--------------------------------
Thomas G. Rose

                  SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.
                       REGISTRATION STATEMENT ON FORM N-1A



                                  EXHIBIT INDEX




Form N-1A Item No.                  Description
------------------                  -----------

Item 23(a)                          Articles Of Incorporation